MESSAGE
FROM THE CHAIRMAN

During the first six months of 1999, U.S. equity markets continued to provide attractive returns to investors. The Standard & Poor's 500 Index, a market capitalization weighted measure that serves as a good proxy for large-cap stocks such as Microsoft, General Electric, IBM, and Intel, continued its extraordinary performance, posting a 12.4% total rate of return. Since 1981, the S&P 500 has had only one year, 1990, with a negative rate of return. 1999 is shaping up to be another good year.

  The Russell 2000 Index, a widely used benchmark for small-capitalization stocks, gained 9.3% in the first half, highlighted by an excellent performance in the second quarter. However, over longer time periods, the Russell 2000 still has dramatically underperformed large-cap stocks. For example, for the three-year period ending June 30, 1999, the Russell 2000 had average annual total returns of 11.2%, compared to the significantly stronger returns of 29.1% for the S&P 500. Five-year performance numbers also demonstrate a relatively weak performance for small-caps versus large-caps. These relative returns are noteworthy because over a much longer time frame, going back to the mid-1920s, small-cap stocks have outperformed large-cap stocks.

  International equities, as measured by the Morgan Stanley EAFE (Europe, Australia, and Far East) Index, turned in a disappointing performance for the first half of 1999, gaining 4.1%. Like small-cap stocks, international equities have woefully underperformed large-cap domestic equities over the last several years. For example, for the three-year period ending June 30, 1999, the EAFE Index had average annual total returns of 9.1%, versus 29.1% for the S&P 500. Five-year and ten-year performance numbers also demonstrate the relatively weak showing for international equities compared to domestic large-cap equities.

  These performance numbers demonstrate that different sectors of the market can underperform or outperform for years at a time. It is very difficult to know when relative performance cycles will change, but when they do change, it can happen quickly. Those portfolios that are well diversified do not have to worry about trying to time the different sectors of the market, and should be able to enjoy solid and consistent rates of return over long time frames.

  As always, we strongly urge investors in the Investors Mark Series Fund to read the reports of the various portfolio managers, and to contact us with any questions or comments.

  Sincerely,

    [/S/ ROBERT N. SAWYER]
Robert N. Sawyer
Chairman

PORTFOLIO MANAGEMENT REVIEW
LARGE CAP VALUE

  The Large Cap Value Portfolio achieved a total return (price change and reinvested distributions) of 12.6% in the most recent quarter and 13.4% for the six months ended June 30, 1999. During the same period, the unmanaged Standard and Poor's 500 Index rose 7.05% and 12.4%, respectively.

  In the first quarter, the S&P 500 continued to be dominated by a small number of large growth stocks, which extended into a sixth year their record run versus value stocks. Indeed, five of the top-ten highest returning stocks were either technology- or communications-related, accounting for over 50% of the Index's return in the quarter, and their valuations were "sky high"--the kinds of companies our discipline just does not allow us to buy.

  But what a difference a month makes! April marked a dramatic turnaround in market sentiment from growth to value. During that month, we witnessed what was perhaps the most violent reversal of style in the stock market in our experience. Most of the shift occurred in six trading days from April 9 through April 19. At the end of the first quarter, the year-to-date return of the S&P/BARRA Growth Index exceeded the year-to-date return of the S&P/ BARRA Value Index by 4.1 percentage points. By the end of April, the Value Index year-to-date return exceeded the Growth Index by 5.0 percentage points, A SWING OF 9.1 PERCENTAGE POINTS IN ONE MONTH!

  A number of value characteristics of the Portfolio--low absolute and relative price-to-earnings and price-to-book, for example--were exactly what investors were looking for when the shift from growth to value occurred. Additionally, certain sectors (basic materials, consumer cyclical, and financial) and the Portfolio's overweight positions in those sectors contributed most to our successful results in the second quarter. Furthermore, because the market caps of many growth stocks are so large relative to the market caps of most of the basic materials and cyclical companies, it took only a small percentage of money flowing from the big favorites into the less liquid value stocks to result a sharp run-up in the prices of those value stocks.

  May was another good month for value stocks. Although the major indices produced negative returns in May and the Large Cap Value Portfolio experienced a slight downturn as well, relative performance was positive. Thus the positive return spread between the Portfolio and the indices that occurred in April widened in May. The last three days of a very up-and-down June market were characterized by a sharp rebound in the growth sector, as stocks rallied when concerns regarding a series of interest rate hikes began to ease. Nonetheless, the Portfolio held its performance advantage throughout this period.

  The Large Cap Value Portfolio strategy continues to possess attractive valuation characteristics even after the excellent performance of value stocks in the second quarter. Even though recent performance has been strong, there is plenty of room for further normalization of the valuation gap between growth companies and neglected value stocks.

TOP HOLDINGS AS OF JUNE 30, 1999

                                         % of Net Assets
                                         ----------------
IBM....................................           3.1%
Boeing.................................           2.9%
Apple Computer.........................           2.9%
J.C. Penney............................           2.8%
Reebok International...................           2.8%

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months  One Year     Since
                                           Ended      Ended    Commencement
                                          6/30/99    6/30/99     11/13/97
                                         ----------  --------  ------------
Large Cap Value........................     13.36%     5.08%         9.55%

DAVID L. BABSON & CO. INC.

LARGE CAP GROWTH

  The second quarter may not have marked a turning point for domestic equities, but it certainly represented a market inversion. Following many consecutive quarters of large-capitalization, blue-chip dominance, several long-depressed sectors and investment styles sprung to life to assume, at least temporarily, market leadership. Heading to the fore were small-cap, value and cyclical stocks whose fortunes are linked directly to the robust U.S. economy. Viewing this rotation in the context of the extended market concentration in well-known large-cap stocks, the dramatic improvement in equity breadth was a healthy development.

  Equity fundamentals suggested a small-stock recovery was long overdue, but shifting investor psychology and an uncertain global landscape hindered market momentum. In retrospect, second quarter did not provide an ideal market environment for the Portfolio, but strong first- quarter corporate earnings results, very attractive valuations and the robust U.S. economy coalesced to spur a broad-based expansion. The S&P 500 Index managed to post a solid 7.05% quarterly gain, but lagged the respective 15.55% and 16.56% returns to the Russell 2000 and Russell 2000 Value small-stock proxies. The depth in market rotation is evidenced by small-cap outperformance in every sector except materials and processing, two areas driven by large, cyclically-oriented companies.

  Second quarter underperformance was concentrated in the Portfolio's technology services and consumer-oriented industries. Due chiefly to the market's cyclical bias, drug maker Pfizer and leading consumer products and services companies Gillette and Proctor & Gamble posted disappointing returns. The reemergence of value stocks also contributed to a volatile high-tech sector, particularly among software and Internet-related businesses. Among positive performers, telecommunications network and equipment manufacturers were the quarter's clear standouts, led by 24% plus gains to Lucent Technologies, Motorola and Tellabs.

  The equity market's solid, fundamental underpinning should remain intact for the remainder of 1999. Large capitalization corporate earnings remain well ahead of 1998's pace, and will continue to benefit from robust U.S. economic momentum and the global economy's gaining recovery. The recent expansion in market breadth was value and cyclically oriented, but it was a healthy development for the aggregate U.S. market, and will invite greater liquidity and stability. Growth stocks have excelled for a series of years, and the earnings growth generated by the companies we focus on will again attract capital, regardless of the relative strength in other market sectors.

TOP HOLDINGS AS OF JUNE 30, 1999

                                         % of Net Assets
                                         ----------------
Cisco Systems..........................           5.8%
MCI Worldcom...........................           5.2%
Citigroup..............................           4.3%
Tyco International.....................           4.3%
Lucent Technologies....................           4.0%

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months   One Year       Since
                                           Ended        Ended     Commencement
                                          6/30/99      6/30/99      11/13/97
                                         ----------   ---------   ------------
Large Cap Growth.......................      13.37%      19.36%        28.81%

STEIN ROE & FARNHAM INCORPORATED

MID CAP EQUITY

  Performance of the Mid Cap Equity Portfolio in the first quarter was poor, down 6.9% (price change and reinvested distributions), but rebounded in the second quarter, up 7.4%. Relative to the unmanaged Standard & Poor's Mid Cap 400 Index, performance was essentially flat in the first quarter and approximately 6.5% behind the Index in the second quarter and for the first half of the year. This relative underperformance was primarily due to weakness in the stock selection process.

  Our approach is to buy stocks that offer "growth at a reasonable price." What worked in the first quarter of 1999 (and all of 1998) was "growth at any price," with stocks with the highest price/earnings ratios (P/ E) outperforming the market by a wide margin. What worked in the second quarter of 1999 was "value regardless of growth," with the winners being stocks with low P/Es and no business momentum. We are confident that investors will inevitably return to focusing on actual company results and valuations. When they do, we should have very strong relative performance. We believe the Portfolio is well positioned to perform well when investors become more discriminating and choose stocks that offer strong growth opportunities at below average P/Es.

  We continue to expect the U.S. economy to produce moderate growth and inflation to remain under control. The Federal Reserve Bank raised the Federal Funds rate by 0.25% at its June meeting, reversing by one third the 0.75% easing that it undertook last fall. The market fully expected this rate hike and reacted positively when it was announced.

  We are encouraged that the long and painful cycle of high P/E, large-cap dominance seems to have been broken. The capitalization and value "winds" are no longer blowing against us. When the market fully returns to more fundamental factors for pricing stocks (earnings, estimates and valuation), the Portfolio's performance should benefit.

TOP HOLDINGS AS OF JUNE 30, 1999

                                         % of Net Assets
                                         ----------------
Navistar International.................           2.6%
Ingersoll Rand.........................           1.8%
Synopsys...............................           1.8%
Unisys.................................           1.7%
Gannett................................           1.7%

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months   One Year       Since
                                           Ended        Ended     Commencement
                                          6/30/99      6/30/99      11/13/97
                                         ----------   ---------   ------------
Mid Cap Equity.........................      -0.18%      -2.96%         7.36%

STANDISH, AYER & WOOD, INC.

SMALL CAP EQUITY

  During the second quarter, small company stocks outpaced large company stocks for the first time since the third quarter of 1993. Rebounding from record low valuation levels, the small cap sector's reemergence was applauded by those concerned with the market's heretofore-narrow strength and myopic focus on blue chip multinationals. Emboldened by favorable corporate earnings results and the U.S. economy's resolute strength, investors broadened their investment spectrum, propelling long-time value laggards to market leadership.

  The dual market rotation from growth to value and from large cap to small cap occurred after strong first-quarter corporate earnings and improving manufacturing data convinced investors that the domestic economy was not slowing down. With overseas markets rebounding from the tumult of 1998, the domestic economic outlook improved. Excited by renewed prospects for economic growth eight years into the current expansion, investors were attracted to both cyclical stocks and the lower valuations of the small cap sector. In fact, cyclical stocks led the market, with the Morgan Stanley Cyclical Index up 20.1%. And, proving the second-quarter dominance of small caps, the Russell 2000 Index advanced 15.55% while the large cap S&P 500 Index climbed 7.05%.

  The Small Cap Equity Portfolio outperformed the benchmark Russell 2000 Index, 16.95% (price change and reinvested distributions) to 15.55%, respectively, for the quarter ended June 30, 1999. The portfolio's 21% allocation to cyclical stocks such as Linens 'n Things and Gentex benefited performance as these stocks rose along with the sector. Despite the fact that the technology sector as a whole stagnated during the quarter, select technology issues within the Portfolio continued to contribute positively to performance. Technology stocks such as Micrel (up 47.8%), Liposome (up 42.3%), and Vitesse Semiconductor (up 33.2%) proved their mettle in a tough technology market. Holdings in less traditional areas--including energy, transportation, and the capital goods sectors--also benefited performance.

  The expansion in market breadth and the accompanying small cap equity rebound, establishes a solid foundation heading into the year's latter half. After several years of relative underperformance, small- and mid-size companies are poised for an extended rally, building on very favorable valuation levels, strong earnings growth momentum and robust U.S. economic growth. The degree to which investors favor small-cap stocks will most likely not maintain the second quarter's rapid pace, but we expect positive contributions from diverse industries and businesses favorably impacted by the market's renewed focus on this sector.

TOP HOLDINGS AS OF JUNE 30, 1999

                                         % of Net Assets
                                         ----------------
U.S. Freightways.......................          1.6%
Alpharma...............................          1.6%
Jones Pharmaceutical...................          1.4%
Legg Mason.............................          1.4%
Linens 'n Things.......................          1.3%

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months   One Year       Since
                                           Ended        Ended     Commencement
                                          6/30/99      6/30/99      11/13/97
                                         ----------   ---------   ------------
Small Cap Equity.......................      10.20%      -1.06%        -6.44%

STEIN ROE & FARNHAM INCORPORATED

GROWTH & INCOME

  Enhanced prospects for many global economies caused a fundamental shift from a narrow market in 1998, when investors focused on a limited number of large-cap growth stocks, to a broader market in 1999, favoring a variety of stocks including those in cyclical industries, such as paper, aluminum and energy. Driven by economic reforms in Japan, Asian markets showed signs of improvement. Latin American markets, after a significant drop in January, appeared poised for a similar rebound. The trend reversal occurred during the second quarter when investors began to investigate opportunities in small-cap and value stocks.

  Earlier this year, we sold several of our holdings in the technology sector as they approached what we believed to be their full values. We used the proceeds to build and add to positions in undervalued cyclical stocks, including companies in the manufacturing and commodities industries. When cyclical stocks advanced in April, the Portfolio was positioned to participate in the upswing. The Portfolio generally reduced its investments in consumer-related companies and in interest-rate-sensitive financial companies. It still maintains a focus on insurance companies, however, as this segment continues to benefit from industry consolidation.

  Although themes in the market may deviate in the short term, we expect that cyclical stocks will continue to perform well in the third quarter and into year-end. Based on the meaningful steps Japan and other Pacific Rim countries have taken to stimulate their economies, we believe global economic expansion will slowly begin. Because of the severity and length of the recent period of global disinflation, the valuation gap between growth and value stocks became historically wide. We believe that stock prices for many cyclical companies do not yet adequately reflect their earnings potential.

TOP HOLDINGS AS OF JUNE 30, 1999

                                            % of Net Assets
                                         ---------------------
AT&T...................................                   3.5%
IBM....................................                   2.8%
Mobil..................................                   2.8%
Texas Instruments......................                   2.7%
Qualcomm...............................                   2.7%

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months   One Year       Since
                                           Ended        Ended     Commencement
                                          6/30/99      6/30/99      11/13/97
                                         ----------   ---------   ------------
Growth & Income........................      14.74%      17.38%        19.67%

LORD, ABBET & CO.

BALANCED

  The Balanced Portfolio showed very strong performance during the first six months of 1999. The six-month total return (price change and reinvested distributions) through June 30, 1999 was 11.04%. The returns for the past twelve months and since commencement (November 13, 1997) were 0.70% and 2.78%, respectively. After an extremely difficult period in 1998 for high-yield corporate and convertible bonds, the market turned toward more favorable to these securities in 1999. This turnaround, combined with strong equity performance, led the Portfolio to the improved returns. Asset allocation at June 30, 1999 was roughly 56% stocks, 15% corporate bonds and 29% convertible securities. Despite the higher stock exposure, the Portfolio generated an attractive current yield of more than 5%.

  Last fall, investors sold virtually all asset classes except U.S. Treasuries and large company stocks. There was a clear flight-to-safety for fear of an Asian-led worldwide recession. As the U.S. economy remained strong and the prospects for an Asian turnaround improved in 1999, investors gradually took more risk. We feel this trend will continue throughout 1999, providing a continued favorable backdrop for high-yield corporate bonds and convertible securities. Convertible securities should benefit also from the recent recovery of small company stocks.

  We remain quite optimistic about the overall equity market. Compared to 1998 when the stock market was fueled by a select group of large-company growth stocks, the market in 1999 has been much more balanced. Value stocks, stocks whose fortunes are generally more tied to the health of the economy, have performed better in 1999. As mentioned earlier, small-company stocks also have rebounded sharply. In our opinion, most large-company growth stocks need time for their earnings to catch up with their lofty stock prices. If current trends continue, the Balanced Portfolio is well positioned to benefit.

TOP HOLDINGS AS OF JUNE 30, 1999

                                            % of Net Assets
                                         ---------------------
Kansas City Southern...................                   4.7%
Elcor Corp.............................                   4.3%
Bethlehem Steel........................                   3.6%
FDX Corp...............................                   3.6%
Integrated Device Technologies 5.50%
  6/01/02..............................                   3.6%

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months   One Year       Since
                                           Ended        Ended     Commencement
                                          6/30/99      6/30/99      11/13/97
                                         ----------   ---------   ------------
Balanced...............................      11.04%       0.70%         2.78%

KORNITZER CAPITAL MANAGEMENT, INC.

INTERMEDIATE FIXED INCOME

  On the strength of its non-Treasury holdings, the Intermediate Fixed Income Portfolio performed well ahead of its benchmark. The weakness of the bond market in 1998 left Treasuries overvalued and non-Treasuries undervalued by a substantial margin. The Portfolio entered 1999 with Treasury and Agency holdings under 13%, dominated by mortgages and corporates whose initial yield advantage was supplemented by the outperformance of these areas. The key was to retain these holdings in the face of the potential threat of a new flight-to-quality.

  That flight did not occur as the domestic economy performed well with limited inflation. This strength was derived from consumer expenditures which we project to continue at a moderated level in the second half. The decision by the Federal Reserve Bank to raise rates and eliminate the tightening bias has given the market needed support. In this environment, corporates and mortgages provided outperformance. We have reduced the duration, or interest rate sensitivity, of the Portfolio such that the recent rise in interest rates to over 6% has not hurt on a relative basis.

  The Portfolio's structure has changed only marginally in the belief that market conditions of the first half will extend through the remainder of the year. Thus, Treasuries and Agencies remain low, but they have increased as we have taken profits in corporates. Mortgages remain high as prepayment and refinancing fears have lessened in the market. Finally, the continuation of a strong, domestic economy with minimal inflation argues that bonds are attractive at current levels and the possibility of a new flight-to-quality is low. As such, corporates and mortgages remain the heart of the portfolio while we keep a watchful eye on wild card factors such as the economy's growth and what we think will be benign Y2K effect domestically and in established nations.

TOP HOLDINGS AS OF JUNE 30, 1999

                                         % of Net Assets
                                         ----------------
US T-bond 8.125% 5/15/21...............           8.3%
GNMA 8.00% 7/15/29.....................           7.2%
GNMA 7.00% 7/15/28.....................           5.5%
FNMA 4.79% 7/8/99......................           5.0%
Simon Debartolo Grp 7.125% 6/24/05.....           2.9%

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months   One Year       Since
                                           Ended        Ended     Commencement
                                          6/30/99      6/30/99      11/13/97
                                         ----------   ---------   ------------
Intermediate Fixed Income..............      -0.50%       0.92%         3.62%

STANDISH, AYER & WOOD, INC.

GLOBAL FIXED INCOME

  The first half of 1999 was not a great environment for global bonds. The crisis prone second half of 1998 caused panic buying of government debt and global bonds became overvalued to extremes when central banks around the world, led by the U.S. Federal Reserve Bank, responded to the crisis by aggressively cutting interest rates.

  The overriding sense of gloom started to lift by the spring of 1999 and the overvalued bond market became vulnerable. By that time, there were positive growth surprises in the world economy, especially in developing Asia and Japan, while the U.S. economy maintained its above-trend growth track. The U.S. Federal Reserve Bank, encouraged by signs of recovery and increased liquidity in the world economy, instituted a tightening bias in May followed by a 25 basis point interest rate hike on June 30. The total return in the 30-year Treasury Note was down more than 10% by June 30.

  Markets are now focused on how much the Fed needs to raise interest rates and whether other central banks will follow the Fed's lead. That depends on a number of variables, but fortunately measured inflation is low around the world, even in the U.S. The implication is that the Fed is being preemptive and doesn't have to wring the economy of stubborn inflation expectations. European and Japanese central banks should keep interest rates at current settings into the year 2000.

  The fundamental outlook for global bonds in the second half of 1999 is beginning to look more positive as underlying value has been built into the market. Offsetting this is the fact that economic momentum appears to continue to gather steam. Bond markets are likely to remain under pressure until some moderation in the pace of U.S. growth becomes evident. The Portfolio remains in a moderately defensive posture, with an underweight position in Japan and approximate benchmark weights in the U.S. and Europe. We continue to find attractive securities in corporate bond markets around the world, with special emphasis on the rapidly developing credit markets in Europe. The Global Fixed Income Portfolio remains fully hedged into the U.S. dollar and also is positioned through the options market to benefit if the yen weakens in coming months.

TOP HOLDINGS AS OF JUNE 30, 1999

                                         % of Net Assets
                                         ----------------
Deutschland Rep 6.50% 10/14/05.........           4.4%
Treuhandstalt 7.125% 1/29/03...........           3.6%
Frf Btans 4.50% 7/12/02................           3.5%
Treuhandstalt 7.50% 9/9/04.............           3.4%
Denmark Govt 8.00% 3/15/06.............           3.2%

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months   One Year       Since
                                           Ended        Ended     Commencement
                                          6/30/99      6/30/99      11/13/97
                                         ----------   ---------   ------------
Global Fixed Income....................      -0.10%       3.63%         5.40%

STANDISH INTERNATIONAL MANAGEMENT CO., L.P.

MONEY MARKET

  As the world turned into 1999, so began the slow road to recovery for the financial markets from the aftermath of the global crisis in late 1998. During the first half of the year, interest rates in the United States increased dramatically due to the unwinding of the flight-to-quality that took place in October of 1998. On March 31, the two-to-thirty-year portion of the yield curve increased approximately 50 basis points on early signs that the crisis was beginning to cool. By June 30, interest rates were 100 basis points higher.

  The second quarter saw evidence that the high-risk countries in Asia and South America had indeed begun to rebound from near economic collapse, while the U.S. economy continued to expand without visible signs of inflationary pressures. Low unemployment, rising wages and a lofty stock market kept the Fed vigilant on the inflation front despite the fragile nature of the global economy. Consequently, interest rates continued to rise in the second quarter, compounded by massive issuance of non-Treasury bonds. The Federal Reserve Bank reacted to the deteriorating inflation fundamentals by adopting a bias toward higher interest rates at the May 18 Federal Open Market Committee meeting, followed by a 25 basis point increase in the Federal Funds rate to 5% at the June 30 meeting.

  Although inflation continues to remain benign, the decision to increase the Federal Funds rate indicates the Fed has sufficient concern that the tight labor market, exuberant stock market and generally strong pace of the economy may nudge inflation higher. Indeed, while the economy has benefited from productivity gains from many technological advances, the Fed has voiced concern that the strong economic fundamentals may soon overtake improvements in productivity. Federal Open Market Committee meetings in the second half of the year will be closely watched for any indications of further actions.

                       INVESTMENT RESULTS -- TOTAL RETURN

                                         Six Months   One Year       Since
                                           Ended        Ended     Commencement
                                          6/30/99      6/30/99      11/13/97
                                         ----------   ---------   ------------
Money Market...........................       2.16%       4.60%         4.89%

STANDISH, AYER & WOOD, INC.

PERFORMANCE DATA CONTAINED IN THIS REPORT IS FOR PAST PERIODS ONLY. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND SHARE VALUE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN
ORIGINAL COST.

LARGE CAP
VALUE

SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

    SHARES        COMPANY                                            MARKET VALUE
        --------------------------------------------------------------------------
COMMON STOCKS -- 96.28%
BASIC MATERIALS -- 14.20%
         1,530    duPont (E.I.) deNemours & Co.....................   $    104,518
           300    Martin Marietta Materials, Inc...................         17,700
         1,770    Millennium Chemicals, Inc........................         41,706
         2,340    Potlatch Corp....................................        102,814
         3,050    USX-U.S. Steel Group.............................         82,350
         1,480    Weyerhaeuser Co..................................        101,750
         1,990    Willamette Industries, Inc.......................         91,664
                                                                     -------------
                                                                           542,502
CAPITAL GOODS -- 7.33%
         2,540    Boeing Co........................................        112,236
         1,850    Dana Corp........................................         85,216
         2,220    Lockheed Martin Corp.............................         82,695
                                                                     -------------
                                                                           280,147
CONSUMER CYCLICAL -- 15.40%
         1,750    Harcourt General, Inc............................         90,234
         6,130    Kmart Corp.*.....................................        100,762
         2,130    The Limited, Inc.................................         96,649
         2,200    Penney (J.C.), Inc...............................        106,838
         5,700    Reebok International Ltd.........................        106,162
         1,970    Sears, Roebuck & Co..............................         87,788
                                                                     -------------
                                                                           588,433
CONSUMER STAPLES -- 2.25%
         2,002    Diageo PLC.......................................         86,086
                                                                     -------------
ENERGY -- 5.29%
         1,170    Atlantic Richfield Co............................         97,768
         1,730    Royal Dutch Petroleum Co.........................        104,232
                                                                     -------------
                                                                           202,000
FINANCIAL -- 26.31%
         1,000    Aetna, Inc.*.....................................         89,438
         2,080    Allstate Corp....................................         74,620
           700    American Express Co..............................         91,087
            31    Berkshire Hathaway, Inc. Cl. B*..................         69,440
         1,210    Chase Manhattan Corp.............................        104,816
         1,965    Citigroup, Inc...................................         93,337
         1,460    National City Corp...............................         95,630
         2,170    SLM Holding Corp.................................         99,413
           450    Student Loan Corp................................         20,025
         1,080    Transamerica Corp................................         81,000
         2,980    U.S. Bancorp.....................................        101,320
         2,000    Wells Fargo & Co.................................         85,500
                                                                     -------------
                                                                         1,005,626
HEALTHCARE -- 4.70%
         4,170    Tenet Healthcare Corp............................         77,406
         1,630    United Healthcare Corp...........................        102,079
                                                                     -------------
                                                                           179,485


    SHARES        COMPANY                                            MARKET VALUE
        --------------------------------------------------------------------------

MISCELLANEOUS -- 1.16%
         1,000    Hanson PLC, ADR..................................   $     44,375
                                                                     -------------

TECHNOLOGY -- 10.53%
         2,400    Apple Computer, Inc.*............................        111,150
           920    International Business Machines Corp.............        118,910
         3,580    Wallace Computer Services, Inc...................         89,500
         1,400    Xerox Corp.......................................         82,688
                                                                     -------------
                                                                           402,248
TRANSPORTATION & SERVICES -- 4.66%
         2,100    CSX Corp.........................................         95,157
         2,910    KLM Royal Dutch Airlines.........................         83,117
                                                                     -------------
                                                                           178,274
UTILITIES -- 4.45%
         3,400    Illinova Corp....................................         92,650
         1,880    Texas Utilities Co...............................         77,550
                                                                     -------------
                                                                           170,200
                                                                     -------------

TOTAL COMMON STOCKS................................................      3,679,376
                                                                     -------------
(Cost $3,306,677)

TOTAL INVESTMENTS -- 96.28%........................................      3,679,376
(Cost $3,306,677)

Other assets less liabilities -- 3.72%.............................        142,046
                                                                     -------------

TOTAL NET ASSETS -- 100.00%........................................   $  3,821,422
                                                                     -------------
                                                                     -------------

THE IDENTIFIED COST OF INVESTMENTS OWNED AT JUNE 30, 1999, WAS THE SAME FOR FEDERAL INCOME TAX AND BOOK PURPOSES. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $372,699, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $561,404 AND UNREALIZED DEPRECIATION OF $188,705.

 *   NON-INCOME PRODUCING SECURITY

LARGE CAP
GROWTH

SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

SHARES   COMPANY                                            MARKET VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 96.66%
CAPITAL GOODS -- 7.17%
1,500    Applied Materials, Inc.*.........................   $    110,812
1,500    Tyco International Ltd...........................        142,125
                                                            -------------
                                                                  252,937
CONSUMER CYCLICAL -- 17.42%
1,500    Disney (Walt) Co.................................         46,219
1,100    General Electric Co..............................        124,300
1,800    Home Depot, Inc..................................        115,987
1,400    Kohl's Corp......................................        108,062
1,800    Time-Warner, Inc.................................        132,300
3,000    Walgreen Co......................................         88,125
                                                            -------------
                                                                  614,993
CONSUMER STAPLES -- 8.53%
1,000    Coca-Cola Co.....................................         62,500
1,500    Gillette Co......................................         61,500
4,000    Mattel, Inc......................................        105,750
  800    Procter & Gamble Co..............................         71,400
                                                            -------------
                                                                  301,150
ENERGY -- 1.80%
1,000    Schlumberger Ltd.................................         63,688
                                                            -------------

FINANCIAL -- 10.98%
1,100    American International Group, Inc................        128,769
3,000    Citigroup, Inc...................................        142,500
1,700    Federal National Mortgage Assn...................        116,237
                                                            -------------
                                                                  387,506
HEALTHCARE -- 12.46%
2,000    Cardinal Health, Inc.............................        128,250
1,700    Medtronic, Inc...................................        132,388
1,000    Pfizer, Inc......................................        109,750
1,000    Warner-Lambert Co................................         69,375
                                                            -------------
                                                                  439,763
TECHNOLOGY -- 36.03%
2,000    A T & T Corp.....................................        111,625
  500    America Online, Inc.*............................         55,250
3,000    Cisco Systems, Inc.*.............................        193,500
2,400    Comcast Corp. Cl. A Spl*.........................         92,250
1,800    EMC Corp. MA.....................................         99,000
  500    International Business Machines Corp.............         64,625
2,000    Lucent Technologies..............................        134,875
2,000    MCI Worldcom, Inc................................        172,500
1,400    Microsoft Corp...................................        126,262
1,200    Motorola, Inc....................................        113,700
1,600    Tellabs, Inc.....................................        108,100
                                                            -------------
                                                                1,271,687


SHARES   COMPANY                                            MARKET VALUE
-------------------------------------------------------------------------

TRANSPORTATION -- 2.27%
1,000    Omnicom Group....................................   $     80,000
                                                            -------------

TOTAL COMMON STOCKS.......................................      3,411,724
                                                            -------------
(Cost $2,327,314)

TOTAL INVESTMENTS -- 96.66%...............................      3,411,724
(Cost $2,327,314)

Other assets less liabilities -- 3.34%....................        117,852
                                                            -------------

TOTAL NET ASSETS -- 100.00%...............................   $  3,529,576
                                                            -------------
                                                            -------------

THE IDENTIFIED COST OF INVESTMENTS OWNED AT JUNE 30, 1999, WAS THE SAME FOR FEDERAL INCOME TAX AND BOOK PURPOSES. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $1,084,410, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $1,107,136 AND UNREALIZED DEPRECIATION OF $22,726.

 *   NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
12

MID CAP
EQUITY

SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

   SHARES        COMPANY                                            MARKET VALUE
       --------------------------------------------------------------------------
COMMON STOCKS -- 97.00%
BASIC MATERIALS -- 1.09%
          400    Air Products & Chemicals.........................   $     16,100
          300    Ashland, Inc.....................................         12,037
                                                                    -------------
                                                                           28,137
CAPITAL GOODS -- 4.55%
          400    Centex Corp......................................         15,025
          450    Crane............................................         14,147
          700    Ingersoll-Rand Co................................         45,237
          300    Lafarge Corp.....................................         10,631
          500    Southdown, Inc...................................         32,125
                                                                    -------------
                                                                          117,165
CONSUMER CYCLICAL -- 18.29%
          500    Brinker International, Inc.......................         13,594
          200    Federated Deparment Stores, Inc.*................         10,588
          703    Flowers Industries, Inc..........................         15,246
        1,600    Interim Services*................................         33,000
        1,200    Jones Apparel Group, Inc.*.......................         41,175
        1,000    Kroger Co.*......................................         27,937
          600    May Department Stores Co.........................         24,525
        1,300    Navistar International*..........................         65,000
          600    Office Depot, Inc.*..............................         13,238
          500    Omnicom Group....................................         40,000
          400    Ross Stores, Inc.................................         20,150
          600    Safeway, Inc.*...................................         29,700
        1,200    Stewart Enterprises..............................         17,475
          800    Supervalu, Inc...................................         20,550
        1,200    TJX Cos., Inc....................................         39,975
          400    Tommy Hilfiger Corp.*............................         29,400
          502    Xerox Corp.......................................         29,649
                                                                    -------------
                                                                          471,202
CONSUMER STAPLES -- 12.14%
          500    Amgen, Inc.......................................         30,438
          300    Ball Corp........................................         12,675
          800    Bergen Brunswig Cl. A............................         13,800
          500    Earthgrain Co....................................         12,906
          600    Gannett, Inc.....................................         42,825
          400    Heinz (H.J.) Co..................................         20,050
          500    IBP, Inc.........................................         11,875
          600    Kaufman & Broad Home.............................         14,925
          700    Knight-Ridder, Inc...............................         38,456
          200    Maytag Corp......................................         13,938
          700    Philip Morris Companies, Inc.....................         28,131
          500    Sara Lee Corp....................................         11,344
          600    Schering-Plough..................................         31,800
          300    Suiza Food Group*................................         12,562
          804    Universal Foods..................................         16,985
                                                                    -------------
                                                                          312,710


   SHARES        COMPANY                                            MARKET VALUE
       --------------------------------------------------------------------------

ENERGY -- 6.59%
        1,600    American Power Conversion*.......................   $     32,200
          215    British Petroleum Amoco PLC ADR..................         23,327
          200    Chevron Corp.....................................         19,038
          800    Coastal Corp.....................................         32,000
          300    DTE Energy Co....................................         12,000
          800    El Paso Energy Corp..............................         28,150
          300    Exxon Corp.......................................         23,138
                                                                    -------------
                                                                          169,853
FINANCIAL -- 20.81%
          400    AMBAC Financial Group............................         22,850
        1,000    Americredit Corp.*...............................         16,000
          750    Amsouth Bancorp..................................         17,390
            3    Chase Manhattan Corp.............................            260
        1,000    Conseco, Inc.....................................         30,437
          300    CountryWide Credit Industry Inc..................         12,825
          600    Cullen/Frost Bankers.............................         16,538
          500    Dime Bancorp, Inc................................         10,062
          300    Federal Home Loan Mortgage Corp..................         17,400
          300    Federal National Mortgage Assn...................         20,513
          600    Fleet Financial Group, Inc.......................         26,625
          200    General Growth Properties........................          7,100
          200    Golden West Financial Co.........................         19,600
          415    Liberty Property Trust...........................         10,323
          610    North Fork Bancorp...............................         13,002
          400    PMI Group, Inc...................................         25,125
          600    Prentiss Properties Trust........................         14,100
          200    Protective Life Corp.............................          6,600
          301    Relistar Financial Corp..........................         13,169
          300    SouthTrust Corp..................................         11,512
        1,200    Standard & Poor's 400 Mid-Cap Depository
                     Receipts.....................................         94,050
          602    Standard & Poor's 500 Depository Receipts........         82,446
          500    Travelers Property Casualty Cl. A................         19,562
          500    Washington Mutual, Inc...........................         17,688
          400    Webster Financial Corp...........................         10,850
                                                                    -------------
                                                                          536,027
HEALTHCARE -- 5.25%
          500    Abbott Laboratories..............................         22,750
          800    Amerisource Health*..............................         20,400
          400    Orthodontic Centers of America*..................          5,650
          700    STERIS Corp.*....................................         13,563
        1,400    Sybron Corp.*....................................         38,588
          500    Universal Health Services, Inc.*.................         23,875
          300    Watson Pharmaceutical, Inc.*.....................         10,519
                                                                    -------------
                                                                          135,345

MID CAP
EQUITY (CONTINUED)

SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

   SHARES        COMPANY                                            MARKET VALUE
       --------------------------------------------------------------------------
TECHNOLOGY -- 21.64%
          200    Adobe Systems, Inc...............................   $     16,431
          300    Adaptec, Inc.*...................................         10,594
          900    Apple Computer*..................................         41,681
          504    AT&T Corp.*......................................         28,129
          400    Black Box Corp.*.................................         20,050
          700    BMC Software, Inc.*..............................         37,800
          600    Computer Association International, Inc..........         33,000
        1,100    Compuware Corp.*.................................         34,994
          400    Cordant Technologies.............................         18,075
          700    DSP Communications...............................         20,213
          300    Hewlett Packard Co...............................         30,150
          500    Intel Corp.......................................         29,750
          200    International Business Machines Corp.............         25,850
          400    Sun Microsystem, Inc.*...........................         27,550
          950    Symbol Technologies..............................         35,031
          800    Synopsys, Inc.*..................................         44,150
        1,100    Unisys Corp.*....................................         42,831
          400    United Technologies..............................         28,675
          300    Visio Corp.*.....................................         11,419
          400    Waters Corp.*....................................         21,250
                                                                    -------------
                                                                          557,623
TRANSPORTATION & SERVICES -- 2.24%
          300    General Dynamics Corp............................         20,550
          800    US Freightways Corp..............................         37,050
                                                                    -------------
                                                                           57,600
UTILITIES -- 4.40%
          400    Bell Atlantic Corp...............................         26,150
          617    BellSouth Corp...................................         28,955
        1,050    Century Telephone Enterprises....................         41,737
          302    FPL Group, Inc...................................         16,497
                                                                    -------------
                                                                          113,339

TOTAL COMMON STOCKS...............................................      2,499,001
                                                                    -------------
(Cost $2,181,002)


 FACE AMOUNT     DESCRIPTION                                        MARKET VALUE
       --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.45%
   $  192,000    State Street Bank and Co.,
                     3.50% due 7/01/99
                     (Collateralized by U.S.
                     Treasury Notes, 6.50%
                     due 8/31/01 with a
                     value of $196,974)...........................   $    192,000
                                                                    -------------
(Cost $192,000)
TOTAL INVESTMENTS -- 104.45%......................................      2,691,001
(Cost $2,373,002)

Other assets less liabilities -- (4.45%)..........................       (114,651)
                                                                    -------------

TOTAL NET ASSETS -- 100.00%.......................................   $  2,576,350
                                                                    -------------
                                                                    -------------

THE IDENTIFIED COST OF INVESTMENTS OWNED AT JUNE 30, 1999, WAS THE SAME FOR FEDERAL INCOME TAX AND BOOK PURPOSES. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $317,999, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $393,754 AND UNREALIZED DEPRECIATION OF $75,755.

 *   NON-INCOME PRODUCING SECURITY

SMALL CAP
EQUITY

SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

    SHARES        COMPANY                                            MARKET VALUE
        --------------------------------------------------------------------------
COMMON STOCKS -- 96.94%
BASIC MATERIALS -- 2.14%
           600    Geon Co..........................................   $     19,350
           750    Stillwater Mining Co.............................         24,516
                                                                     -------------
                                                                            43,866
CAPITAL GOODS -- 4.06%
           400    Applied Power, Inc. Cl. A........................         10,925
           700    Champion Enterprises, Inc.*......................         13,037
           800    D R Horton, Inc..................................         13,300
         1,100    Motive Power Industries, Inc.*...................         19,525
           300    Orbital Sciences Corp............................          7,087
           300    SPS Technologies, Inc.*..........................         11,250
           500    Tetra Technology*................................          8,250
                                                                     -------------
                                                                            83,374
CONSUMER CYCLICAL -- 18.49%
           400    ADVO, Inc.*......................................          8,300
           500    Ames Department Stores, Inc.*....................         22,813
           400    Ann Taylor Stores Corp.*.........................         18,000
           500    Applebee's International, Inc....................         15,062
           200    Catalina Marketing Corp..........................         18,400
           100    CEC Entertainment*...............................          4,225
           600    CLARCOR, Inc.....................................         11,513
           300    Consolidated Graphics*...........................         15,000
           450    Ethan Allen Interiors............................         16,988
           700    HA-LO Industries, Inc.*..........................          6,912
           500    Harte-Hanks, Inc.................................         13,562
           100    Henry (Jack) & Associates, Inc...................          3,925
           400    Hollinger International, Inc.....................          4,750
           200    K-Swiss, Inc. Cl. A..............................          9,300
           600    Linens'n Things, Inc.*...........................         26,250
           600    Men's Wearhouse, Inc.*...........................         15,300
           300    Metro Networks...................................         16,013
           300    Mohawk Industries, Inc.*.........................          9,113
           300    99 Cents Only Stores*............................         14,981
           400    O'Reilly Automotive*.............................         20,150
           400    Polaris Industries, Inc..........................         17,400
           200    Radio One, Inc.*.................................          9,300
           500    Ruby Tuesday, Inc................................          9,500
           400    School Specialty, Inc............................          6,425
           300    Scotts Co. Ohio Cl. A*...........................         14,288
           800    Towere Automotive, Inc.*.........................         20,350
           400    Tuesday Morning Corp.*...........................         10,200
           300    TV Guide, Inc.*..................................         10,988
           300    Williams Sonoma, Inc.*...........................         10,444
                                                                     -------------
                                                                           379,452
CONSUMER STAPLES -- 4.84%
           600    Aptargroup, Inc..................................         18,000
           300    Canadaigua Brands, Inc. Cl. A....................         15,731
           500    J & J Snack Food*................................         12,000
           200    Pixar, Inc.......................................          8,625
           600    Smithfield Foods, Inc.*..........................         20,063
           100    Whole Food Market, Inc...........................          4,806
           500    Zale Corp........................................         20,000
                                                                     -------------
                                                                            99,225


    SHARES        COMPANY                                            MARKET VALUE
        --------------------------------------------------------------------------

ENERGY -- 4.30%
           600    Barrett Resources Co.............................   $     23,025
           300    Cal Dive International...........................          8,962
           600    Devon Energy Corp................................         21,450
           800    Marine Drilling Co...............................         10,950
         1,000    Patterson Energy, Inc............................          9,875
         1,845    Santa Fe Snyder Corp.*...........................         14,068
                                                                     -------------
                                                                            88,330
FINANCIAL -- 9.28%
           410    Commerce Bancorp.................................         17,528
           300    Centura Banks, Inc...............................         16,912
           800    Cullen Frost Bankers, Inc........................         22,050
           200    E.W. Blanch Holdings, Inc........................         13,637
           500    Hambrecht & Quist Group..........................         18,562
           200    Heller Financial, Inc............................          5,563
           700    Legg Mason, Inc..................................         26,950
           500    Mutual Risk Management, Ltd......................         16,687
           800    Prism Financial Corp.............................         16,350
           200    SEI Investments..................................         17,650
           200    U.S. Trust Corp..................................         18,500
                                                                     -------------
                                                                           190,389
HEALTHCARE -- 13.73%
           900    Alpharma, Inc....................................         32,006
           400    Biomatrix, Inc.*.................................          8,650
           800    Cytyc Corp.*.....................................         15,600
           200    Express Scripts*.................................         12,038
           200    IDEC Pharmaceuticals Corp........................         15,413
           700    Idexx Laboratories, Inc.*........................         16,319
           700    Jones Pharma, Inc................................         27,562
         1,200    Liposome (The) Company, Inc.*....................         22,950
           200    Medimmune, Inc...................................         13,550
           800    Orthodontic Centers of America*..................         11,300
           300    Priority Healthcare Corp. Cl. B..................         10,350
           700    Renal Care Group, Inc.*..........................         18,113
           800    Roberts Pharmaceutical Corp.*....................         19,400
           300    Sunrise Assisted Living, Inc.....................         10,462
           500    Techne Corp.*....................................         12,687
           200    Visx, Inc.*......................................         15,837
           400    Xomed Surgical Products..........................         19,475
                                                                     -------------
                                                                           281,712
MISCELLANEOUS -- 6.24%
           700    American Management Systems, Inc.*...............         22,444
           700    DeVry, Inc.......................................         15,662
           500    Dionex Corp.*....................................         20,250
           300    G & K Services, Inc..............................         15,712
           300    Interim Services, Inc............................          6,187
           500    Iron Mountain, Inc.*.............................         14,313
           450    Paychex, Inc.....................................         14,344
           200    Profit Recovery Group International..............          9,463
           600    Ralcorp Holdings, Inc.*..........................          9,638
                                                                     -------------
                                                                           128,013

SMALL CAP
EQUITY (CONTINUED)

SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

    SHARES        COMPANY                                            MARKET VALUE
        --------------------------------------------------------------------------
TECHNOLOGY -- 27.71%
           700    Acxiom Corp.*....................................   $     17,456
           200    Alliant Techsystems, Inc.........................         17,300
           104    At Home Corp. Series A ..........................          5,609
           400    BISYS Group*.....................................         23,400
           500    Burr Brown Corp.*................................         18,312
           400    C-Cube Microsystems*.............................         12,675
           700    Ciber, Inc.*.....................................         13,388
           300    Comdisco, Inc....................................          7,687
           150    Comverse Technology*.............................         11,325
           300    Covad Communications Group*......................         15,994
           200    CTS Corp.........................................         14,000
           400    Entrust Technologies*............................         13,300
           300    ETEC Systems, Inc.*..............................          9,975
           600    Gentex Corp.*....................................         16,800
           500    ITC Deltacom, Inc.*..............................         14,000
           100    Inktomi Corp.*...................................         13,056
           700    Inter-Tel, Inc...................................         12,775
           200    Jones Intercable, Inc.*..........................          9,800
           250    Kronos, Inc.*....................................         11,375
           200    LAM Research Corp.*..............................          9,337
           500    Macromedia, Inc.*................................         17,625
           500    Mercury Interactive Corp.........................         17,688
           300    Micrel Semiconductor*............................         22,200
           100    Qlogic Corp.*....................................         13,200
           600    National Computer Systems, Inc...................         20,250
           400    National Instruments Corp.*......................         16,150
           300    New England Business Service.....................          9,263
           200    Northpoint Communications Group*.................          7,300
           200    Novellus Systems*................................         13,650
           500    Plexus...........................................         15,062
           200    Sanmina Corp.*...................................         15,175
           200    Sapient Corp.*...................................         11,325
           500    SPSS, Inc........................................         12,844
           300    Transaction Systems Architects*..................         11,700
           100    Uniphase Corp.*..................................         16,600
           200    Verity*..........................................         10,838
           100    Veritas Software Corp.*..........................          9,494
           300    Vitesse Semiconductor Corp.*.....................         20,231
           800    Whittman-Hart, Inc.*.............................         25,400
           500    Xircom, Inc.*....................................         15,031
                                                                     -------------
                                                                           568,590


    SHARES        COMPANY                                            MARKET VALUE
        --------------------------------------------------------------------------

TRANSPORTATION & SERVICES -- 4.55%
           300    American Freightways Corp........................   $      5,869
           600    Expeditors International.........................         16,350
           200    Forward Air Corp.*...............................          5,625
           200    Lason, Inc.*.....................................          9,925
           300    Metzler (The) Group, Inc.*.......................          8,288
           600    SkyWest, Inc.....................................         14,963
           700    U.S. Freightways Corp.*..........................         32,419
                                                                     -------------
                                                                            93,439
UTILITIES -- 1.60%
           400    Calpine Corp.*...................................         21,600
           300    New Jersey Resources Corp........................         11,231
                                                                     -------------
                                                                            32,831
                                                                     -------------

TOTAL COMMON STOCKS................................................      1,989,221
                                                                     -------------
(Cost $1,716,319)

TOTAL INVESTMENTS -- 96.94%........................................      1,989,221
(Cost $1,716,319)

Other assets less liabilities -- 3.06%.............................         62,889
                                                                     -------------

TOTAL NET ASSETS -- 100.00%........................................   $  2,052,110
                                                                     -------------
                                                                     -------------

THE IDENTIFIED COST OF INVESTMENTS OWNED AT JUNE 30, 1999 WAS THE SAME FOR FEDERAL INCOME TAX AND BOOK PURPOSES. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $272,902, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $340,675 AND UNREALIZED DEPRECIATION OF $67,773.

 *   NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
16

GROWTH AND
INCOME

SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

   SHARES        COMPANY                                            MARKET VALUE
       --------------------------------------------------------------------------
COMMON STOCKS -- 90.03%
BASIC MATERIALS -- 4.91%
          800    Alcoa, Inc.*.....................................   $     49,500
        1,500    International Paper Co...........................         75,750
          800    Rohm & Haas Co...................................         34,300
                                                                    -------------
                                                                          159,550
CAPITAL GOODS -- 3.52%
          300    Allied Signal, Inc...............................         18,900
        1,300    Deere & Co.......................................         51,512
          700    Emerson Electric Co..............................         44,012
                                                                    -------------
                                                                          114,424
CONSUMER CYCLICAL -- 8.67%
        1,000    CBS Corp.........................................         43,438
          800    Dow Jones & Company, Inc.........................         42,450
        1,100    Federated Department Stores, Inc.*...............         58,231
          600    Ford Motor Co....................................         33,862
          400    Gannett..........................................         28,550
        1,400    Waste Management, Inc............................         75,250
                                                                    -------------
                                                                          281,781
CONSUMER STAPLES -- 3.50%
        1,300    Heinz (H.J.) Co..................................         65,162
        1,600    Ralston Purina Group.............................         48,700
                                                                    -------------
                                                                          113,862
ENERGY -- 11.72%
          400    Atlantic Richfield Co............................         33,425
          500    British Petroleum Co.............................         54,250
        1,600    Coastal Corp.....................................         64,000
          900    Mobil Corp.......................................         89,100
          400    Schlumberger Ltd.................................         25,475
          600    Texaco, Inc......................................         37,500
        1,200    Total ADR........................................         77,325
                                                                    -------------
                                                                          381,075
FINANCIAL -- 18.11%
        1,200    ACE ltd..........................................         33,900
          300    Aetna, Inc.......................................         26,831
          900    Allstate Corp....................................         32,288
        1,000    American General Corp............................         75,375
        1,000    Aon Corp.........................................         41,250
          400    Bank of America Corp.............................         29,325
        1,100    Banc One Corp....................................         65,519
          500    Cigna Corp.......................................         44,500
          700    Chase Manhattan Corp.............................         60,638
        1,100    Fleet Financial Group, Inc.......................         48,813
          400    Morgan Stanley, Dean Witter......................         41,000
        1,200    St. Paul Cos.....................................         38,175
        1,200    Wells Fargo......................................         51,300
                                                                    -------------
                                                                          588,914
HEALTHCARE -- 6.05%
        1,300    American Home Products...........................         74,750
          700    Baxter International.............................         42,438
        1,000    Columbia HCA/Healthcare..........................         22,813
        1,000    Pharmacia & UpJohn, Inc..........................         56,811
                                                                    -------------
                                                                          196,812


   SHARES        COMPANY                                            MARKET VALUE
       --------------------------------------------------------------------------

TECHNOLOGY -- 22.76%
        2,000    A T & T Corp.....................................   $    111,625
        2,500    Cadence Design System............................         31,875
        1,500    First Data Corp..................................         73,406
          500    Honeywell, Inc...................................         57,938
          800    International Business Machines Corp.............        103,400
          600    MCI WorldCom, Inc................................         51,750
          400    Oracle*..........................................         14,850
          600    Qualcomm, Inc....................................         86,100
        1,000    Sun Microsystems, Inc............................         68,875
          600    Texas Instruments................................         87,000
          900    Xerox Corp.......................................         53,156
                                                                    -------------
                                                                          739,975
UTILITIES -- 10.79%
          900    Alltell Corp.....................................         64,350
        1,100    Bell Atlantic Corp...............................         71,913
        1,100    Carolina Power & Light...........................         47,094
        1,100    Duke Energy Corp.................................         59,813
        1,600    FirstEnergy Corp.................................         49,600
        1,000    SBC Communication, Inc...........................         58,000
                                                                    -------------
                                                                          350,770

TOTAL COMMON STOCKS...............................................      2,927,163
                                                                    -------------
(Cost $2,287,274)

CONVERTIBLE PREFERRED STOCKS -- 3.95%
          500    Aetna, Inc.......................................         37,125
          200    Comcast Corp.*...................................         17,300
          800    Owens Illinois, Inc..............................         35,000
          600    Unisys Corp. Series A............................         39,075
                                                                    -------------

TOTAL CONVERTIBLE PREFERRED STOCKS................................        128,500
                                                                    -------------
(Cost $120,033)

PREFERRED STOCK -- 1.47%
          400    Houston Industries...............................         47,700
                                                                    -------------

TOTAL INVESTMENTS -- 95.45%.......................................      3,103,363
(Cost $2,439,775)

Other assets less liabilities -- 4.55%............................        147,789
                                                                    -------------

TOTAL NET ASSETS -- 100.00%.......................................   $  3,251,152
                                                                    -------------
                                                                    -------------

THE IDENTIFIED COST OF INVESTMENTS OWNED AT JUNE 30, 1999, WAS THE SAME FOR FEDERAL INCOME TAX AND BOOK PURPOSES. NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $663,588, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $708,202 AND UNREALIZED DEPRECIATION OF $44,614.

 *   NON-INCOME PRODUCING SECURITY

BALANCED

SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

 SHARES     COMPANY                                            MARKET VALUE
  --------------------------------------------------------------------------
COMMON STOCKS -- 54.74%
BASIC MATERIALS -- 3.10%
    4,000   Republic Group, Inc..............................   $     72,000
    1,500   Steel Dynamics, Inc.*............................         23,203
                                                               -------------
                                                                      95,203
CAPITAL GOODS -- 1.21%
    1,000   Lockheed Martin Corp.............................         37,250
                                                               -------------

CONSUMER CYCLICAL -- 18.87%
    1,000   Barnes & Noble, Inc..............................         27,375
    1,000   Brunswick Corp...................................         27,875
      750   Carnival Corp....................................         36,375
      500   Dillard's, Inc. Cl. A............................         17,562
    3,000   Elcor Corp.......................................        131,063
    2,125   Ethan Allen Interiors, Inc.......................         80,219
    2,000   Interface, Inc...................................         17,250
    2,000   Kmart Corp.*.....................................         32,875
    1,000   Liz Claiborne, Inc...............................         36,500
    2,000   Mirage Resorts, Inc..............................         33,500
    2,000   Service Corp. International......................         38,500
    3,000   ServiceMaster Ltd. Partnership...................         56,250
    1,000   Strayer Education, Inc...........................         30,687
      500   Sylvan Learning Systems, Inc.....................         13,594
                                                               -------------
                                                                     579,625
CONSUMER STAPLES -- 1.32%
      250   PepsiCo, Inc.....................................          9,672
    1,000   Walt Disney Co...................................         30,812
                                                               -------------
                                                                      40,484
ENERGY -- 5.83%
   14,000   Frontier Oil Corp.*..............................         95,375
    1,000   McDermott International, Inc.....................         28,250
    1,500   Nabors Industries*...............................         36,656
    1,950   Ocean Energy, Inc................................         18,769
                                                               -------------
                                                                     179,050
FINANCIAL -- 5.15%
    1,000   Allstate Corp....................................         35,875
      250   American Express Co..............................         32,531
      500   Fleet Financial Group, Inc.......................         22,187
      500   Union Planters Corp..............................         22,344
      500   Unum Corp........................................         27,375
      500   Washington Mutual................................         17,687
                                                               -------------
                                                                     157,999


 SHARES     COMPANY                                            MARKET VALUE
  --------------------------------------------------------------------------

HEALTHCARE -- 3.78%
    1,000   Merck & Company, Inc.............................   $     74,000
    1,000   Quintiles Transnational..........................         42,000
                                                               -------------
                                                                     116,000
TECHNOLOGY -- 4.93%
    1,000   Alcatel Alsthom..................................         28,375
    1,500   Diebold, Inc.....................................         43,125
      200   IBM Corp.........................................         25,850
    1,500   Scientific Atlantic..............................         54,000
                                                               -------------
                                                                     151,350
TRANSPORTATION -- 9.22%
    2,000   FDX Corp.*.......................................        108,500
    2,250   Kansas City Southern.............................        143,578
    1,000   Southwest Airlines Co............................         31,125
                                                               -------------
                                                                     283,203
UTILITIES -- 1.33%
      500   Enron Corp.......................................         40,875
                                                               -------------

TOTAL COMMON STOCKS..........................................      1,681,039
                                                               -------------
(Cost $1,756,432)
CONVERTIBLE PREFERRED STOCKS -- 11.76%
    3,000   Bethlehem Steel..................................        108,750
    2,000   Cyprus Amax Minerals Co..........................         91,000
    2,000   Freeport McMoRan.................................         37,500
    6,000   ICO, Inc.........................................         77,625
      250   Kmart Financing..................................         14,625
      800   Texas Industries, Inc............................         31,700
                                                               -------------

TOTAL CONVERTIBLE PREFERRED STOCKS...........................        361,200
                                                               -------------
(Cost $323,207)

  FACE
 AMOUNT     DESCRIPTION                                        MARKET VALUE
  --------------------------------------------------------------------------
CORPORATE BONDS -- 14.98%
$ 100,000   Eagle Geophysical, Inc.,
                10.75% due 7/15/08...........................   $     52,500
   50,000   Frontier Oil Corp.,
                9.125% due 2/15/06...........................         47,750
   40,000   Kmart Funding, Series G,
                9.44% due 12/01/14...........................         38,989
   75,000   Kaiser Aluminum & Chemical Corp.,
                12.75% due 2/01/03...........................         76,875
   50,000   Republic Group,
                9.50% due 7/15/08............................         49,500
   50,000   Specialty Retailers,
                9.00% due 7/15/07............................         30,250
  125,000   United Refining Co.,
                10.75% due 6/15/07...........................         85,625
  100,000   Wiser Oil Co.,
                9.5% due 5/15/07.............................         78,500
                                                               -------------

TOTAL CORPORATE BONDS........................................        459,989
                                                               -------------
(Cost $504,446)

  FACE
 AMOUNT     DESCRIPTION                                        MARKET VALUE
  --------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS -- 16.53%
   55,000   Allwaste, Inc.,
                7.25% due 6/01/14............................   $      4,400
  125,000   HMT Technology,
                5.75% due 1/15/04............................         47,344
  125,000   Integrated Device Technologies,
                5.50% due 6/01/02............................        101,875
  100,000   Intervac, Inc.,
                6.50% due 3/01/04............................         62,625
  125,000   Key Energy,
                5.00% due 9/15/04............................         78,750
  101,000   Lomak Petroleum,
                6.00% due 2/01/07............................         62,873
   50,000   Micron Technology,
                7.00% due 7/01/04............................         51,375
   50,000   National Semiconductor 144A,
                6.50% due 10/01/02...........................         47,688
   75,000   Sabratek Corp.,
                6.00% due 4/15/05............................         50,719
                                                               -------------

TOTAL CONVERTIBLE CORPORATE BONDS............................        507,649
                                                               -------------
(Cost $587,984)

TOTAL INVESTMENTS -- 98.01%..................................      3,009,877
(Cost $3,172,069)

Other assets less liabilities -- 1.99%.......................         61,018
                                                               -------------

TOTAL NET ASSETS -- 100.00%..................................   $  3,070,895
                                                               -------------
                                                               -------------

THE IDENTIFIED COST OF INVESTMENTS OWNED AT JUNE 30, 1999, WAS THE SAME FOR FEDERAL INCOME TAX AND BOOK PURPOSES. NET UNREALIZED DEPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $162,192, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $314,697 AND UNREALIZED DEPRECIATION OF $476,889.

 *   NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE
FIXED INCOME

SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

   SHARES        COMPANY                                            MARKET VALUE
       --------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.83%
          500    Equity Office Properties.........................   $     21,250
                                                                    -------------
(Cost $25,000)

    FACE
   AMOUNT        DESCRIPTION                                        MARKET VALUE
       --------------------------------------------------------------------------
CORPORATE BONDS -- 35.90%
   $   10,000    American Standard,
                     7.125% due 2/15/03...........................          9,750
       25,000    Aramark Services,
                     6.75% due 8/01/04............................         24,078
       25,000    Bank of Boston Home,
                     6.140% due 6/25/13...........................         23,688
       25,000    Bear Sterns,
                     6.15% due 3/02/04............................         24,265
       25,000    Blount, Inc.,
                     7.00% due 6/15/05............................         23,968
       25,000    Chase Commercial Mortgage,
                     7.37% due 12/19/07...........................         23,563
       50,000    Conseco Financial,
                     6.80% due 6/15/05............................         47,221
       75,000    Crescent Real Estate,
                     7.50% due 9/15/07............................         64,234
       50,000    Criimi Mae, Inc.,
                     9.125% due 12/01/02..........................         41,000
       25,000    First Security,
                     5.875% due 11/01/03..........................         24,030
       25,000    Fred Meyer,
                     7.45% due 3/01/08............................         25,198
       15,000    GS Escrow Corp.,
                     7.00% due 8/01/03............................         14,428
       30,000    GS Escrow Corp.,
                     7.125% due 8/01/05...........................         28,832
       25,000    Homeside Lending,
                     6.75% due 8/01/04............................         24,771
       25,000    IMC Global,
                     7.625% due 11/01/05..........................         25,481
       25,000    Lear Corp.,
                     7.96% due 5/15/05............................         24,370
       50,000    Lehman Brothers,
                     6.625% due 12/27/02..........................         49,195
       50,000    MMI Cap Trust,
                     7.625% due 12/15/27..........................         41,393
       25,000    National Westminster Bank,
                     7.75% due 4/29/49............................         24,591
       25,000    News America Holdings,
                     7.75% due 12/1/45............................         23,769
       25,000    North Fork Cap Trust,
                     8.00% due 12/15/27...........................         23,883
       25,000    NVR, Inc.,
                     8.00% due 6/01/05............................         24,375
       25,000    Qwest Communications,
                     7.50% due 11/01/08...........................         24,344
       25,000    Republic Service,
                     7.125% due 5/15/09...........................         24,384
       75,000    Simon Debartolo,
                     7.125% due 6/24/05...........................         72,805
    FACE
   AMOUNT        DESCRIPTION                                        MARKET VALUE
       --------------------------------------------------------------------------
       15,000    Smithfield Foods, Inc.,
                     7.625% due 2/15/08...........................   $     13,650
       25,000    Southland Corp.,
                     4.50% due 6/15/04............................         20,375
       50,000    Tenet Healthcare Corp.,
                     8.625% due 12/01/03..........................         50,480
       25,000    Tricon Global Restaurants,
                     7.45% due 5/15/05............................         24,911
       25,000    UPM-Kymmene Corp.,
                     7.45% due 11/26/27...........................         23,785
       25,000    U.S. Bancorp,
                     6.00% due 5/15/04............................         24,211
                                                                    -------------

TOTAL CORPORATE BONDS.............................................        915,028
                                                                    -------------
(Cost $968,410)

GOVERNMENT SPONSORED -- 40.81%
                 Federal National Mortgage Assn.
       25,000        5.125% due 2/13/04...........................         23,969
       16,846        9.00% due 11/01/25...........................         17,931
       69,382        6.50% due 5/01/14............................         68,537
       75,000        6.00% due 6/01/29............................         70,758
      125,000        4.79% due 7/08/99............................        124,884
       50,000        4.76% due 7/19/99............................         49,881
                 Government National Mortgage Assn.
      175,000        8.00% due 7/15/29............................        180,003
       34,629        9.00% due 12/15/17...........................         36,880
       24,262        7.00% due 2/15/26............................         23,936
       24,975        7.00% due 4/15/28............................         24,640
       23,568        7.00% due 11/15/27...........................         23,251
       24,403        7.00% due 3/15/28............................         24,076
       50,048        7.00% due 7/15/28............................         49,531
       49,907        7.00% due 8/15/28............................         49,237
      139,100        7.00% due 7/15/28............................        137,231
       39,928        7.00% due 11/15/28...........................         39,392
       49,999        6.50% due 3/15/29............................         48,077
       49,995        6.50% due 6/15/29............................         48,073
                                                                    -------------

TOTAL GOVERNMENT SPONSORED........................................      1,040,287
                                                                    -------------
(Cost $1,055,588)

U.S. GOVERNMENT SECURITIES -- 17.00%
                 U.S. Treasury Notes
       25,000        4.625% due 11/30/00..........................         24,727
       75,000        5.75% due 11/30/02...........................         75,117
      100,000        4.75% due 11/15/08...........................         91,813
                 U.S. Treasury Bond
      170,000        8.125% due 5/15/21...........................        206,497
                 U.S. Treasury Inflation Index Bond
       20,669        3.625% due 7/15/02...........................         20,476
                 U.S. Treasury Strip
       50,000        0% due 2/15/19...............................         14,550
                                                                    -------------

TOTAL U.S. GOVERNMENT SECURITIES..................................        433,180
                                                                    -------------
(Cost $442,178)

    FACE
   AMOUNT        DESCRIPTION                                        MARKET VALUE
       --------------------------------------------------------------------------
COLLATERAL MORTGAGE OBLIGATIONS -- 2.84%
       25,000    GMAC Mtg. Oakwood Mortgage Inv.,
                     6.853% due 9/15/06...........................   $     25,278
       25,000    Greentree,
                     6.94% due 12/01/27...........................         24,095
       25,000    Greentree,
                     7.14% due 2/01/21............................         23,078
                                                                    -------------

TOTAL COLLATERAL MORTGAGE OBLIGATIONS.............................
                                                                           72,451
                                                                    -------------
(Cost $76,477)
    FACE
   AMOUNT        DESCRIPTION                                        MARKET VALUE
       --------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 8.83%
   $  225,000    State Street Bank and Trust Co.,
                     3.50% due 7/01/99
                     (Collateralized by U.S.
                     Treasury Notes, 5.25%
                     due 1/31/01 with a
                     value of $233,638)...........................   $    225,000
                                                                    -------------
(Cost $225,000)

TOTAL INVESTMENTS -- 106.21%......................................      2,707,196
(Cost $2,792,653)

Other assets less liabilities -- (6.21%)..........................       (158,224)
                                                                    -------------

TOTAL NET ASSETS -- 100.00%.......................................   $  2,548,972
                                                                    -------------
                                                                    -------------

THE IDENTIFIED COST OF INVESTMENTS OWNED AT JUNE 30, 1999, WAS THE SAME FOR FEDERAL INCOME TAX AND BOOK PURPOSES. NET UNREALIZED DEPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $85,457 WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $1,019 AND UNREALIZED DEPRECIATION OF $86,476.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

GLOBAL FIXED
INCOME

SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

     FACE
   AMOUNT*        DESCRIPTION                                        MARKET VALUE
        --------------------------------------------------------------------------
CORPORATE BONDS -- 42.93%
DENMARK -- 1.93%
        1,000     Denmark Realkredit, 8.00% due 10/01/26...........   $        146
      552,000     Denmark Unicredit, 6.00% due 10/01/29............         72,814
      125,000     Denmark NYCredit, 5.00% due 10/01/29.............         15,432
      143,000     Danske Kredit, 5.00% due 10/01/29................         17,690
                                                                     -------------
                                                                           106,082
FRANCE -- 3.37%
      175,000     FRF Btans, 4.50% due 7/12/02.....................        184,861
                                                                     -------------

GERMANY -- 1.18%
       15,000     DBR, 6.50% due 7/04/27...........................         17,891
       46,016     Depfa Bank, 4.75% due 7/15/08....................         47,178
                                                                     -------------
                                                                            65,069
MEXICO -- 0.95%
       50,000     Mexico Global, 6.542% due 4/07/04................         52,424
                                                                     -------------

NETHERLANDS -- 0.94%
       50,000     KPN-Qwest B.V., 7.125% due 6/01/09...............         51,458
                                                                     -------------

UNITED KINGDOM -- 6.00%
       14,000     Abbey National, 7.75% due 12/31/03...............         23,363
      100,000     Alliance & Leic, 8.75% due 12/07/06..............        175,713
       50,000     Birmghm Mdshre Bld Soc, 9.125% due 1/05/06.......         89,205
       25,000     Merrill Lynch,
                      7.375% due 12/17/07..........................         41,281
                                                                     -------------
                                                                           329,562
UNITED STATES -- 28.56%
       10,000     American Standard, 7.125% due 2/15/03............          9,750
       50,000     American Standard, 7.125% due 1/06/06............         51,265
       25,000     Aramark Services, 6.75% due 8/01/04..............         24,078
       15,000     Avalon Bay Com, 6.50% due 7/15/03................         14,584
       25,000     Canada, 5.25% due 11/05/08.......................         22,497
       50,000     City National Corp., 6.375% due 1/15/08..........         47,142
       50,000     Conseco Financial Notes, 6.80% due 6/15/05.......         47,221
       75,000     Crescent Real Estate, 7.50% due 9/15/07..........         64,234
       50,000     Criimi Mae Inc., 9.125% due 12/01/02.............         41,000
       50,000     Diageo PLC, 6.625% due 6/24/04...................         50,030
       49,339     DLJCMC 99-CG, 6.08% due 8/10/08..................         48,153
       15,000     GS Escrow Corp., 7.00% due 8/01/03...............         14,428
       85,000     GS Escrow Corp., 7.125% due 8/01/05..............         81,689
       25,000     Homeside Lending, 6.75% due 8/01/04..............         24,771


     FACE
   AMOUNT*        DESCRIPTION                                        MARKET VALUE
        --------------------------------------------------------------------------

       25,000     IMC Global, 7.625% due 11/01/05..................   $     25,482
       50,000     Lehman Brothers, 6.625% due 12/27/02.............         49,195
       50,000     Lenfest Communications, 10.50% due 6/15/06.......         57,750
       50,000     Morgan Stanley, 5.625% due 1/20/04...............         47,812
       50,000     MMI Cap Trust, nts., 7.625% due 12/15/27.........         41,394
       50,000     National Westminster Bank, 7.75% due 4/29/49.....         49,181
       50,000     Newcourt, 6.875% due 2/16/05.....................         48,425
       25,000     News Amer Holdings, 7.75% due 12/01/45...........         23,769
       25,000     Niagra Mohawk Power, 7.75% due 10/01/08..........         25,769
       25,000     NVR, Inc., 8.00% due 6/01/05.....................         24,375
       25,000     Paine Webber, 6.375% due 5/15/04.................         24,376
       35,000     Panama, 7.875% due 2/13/02.......................         33,950
       20,000     Panama, 8.875% due 9/30/27.......................         16,450
       25,000     Panamsat Corp., 6.00% due 1/15/03................         24,490
       25,000     Panamsat Corp., 6.125% due 1/15/05...............         24,149
       25,000     Qwest Communications, 0% due 2/01/08.............         18,625
       25,000     Qwest Communications, 7.50% due 11/01/08.........         24,344
       25,000     Safeway Stores, 6.05% due 11/15/03...............         24,464
       75,000     Simon Debartolo, 7.125% due 6/24/05..............         72,805
       50,000     Smithfield Foods, Inc., 7.625% due 2/15/08.......         45,500
       25,000     Speedway Motor, 8.50% due 8/15/07................         25,031
       25,000     Star Bank Corp., 5.875% due 11/01/03.............         24,254
       50,000     Tenet Healthcare Corp., 8.00% due 1/15/05........         48,937
       50,000     Time Warner, Inc., 7.75% due 6/15/05.............         51,558
       25,000     Tricon Global Rest, 7.45% due 5/15/05............         24,911
       25,000     Tricon Global Rest, 7.65% due 5/15/08............         24,804
       30,000     UCFC Home Equi, 6.315% due 4/15/30...............         28,772
       25,000     Union Planters, 6.50% due 3/15/18................         23,615
       50,000     UPM-Kymmene Corp., 7.45% due 11/26/27............         47,569
       25,000     Wellsford Reit, 9.375% due 2/01/02...............         25,940
                                                                     -------------
                                                                         1,568,538

TOTAL CORPORATE BONDS..............................................      2,357,994
                                                                     -------------
(Cost $2,481,083)

     FACE
   AMOUNT*        DESCRIPTION                                        MARKET VALUE
        --------------------------------------------------------------------------
GOVERNMENT BONDS -- 42.59%
ARGENTINA -- 0.57%
       20,000     Argentina Govt., 11.50% due 8/14/01..............   $     31,555
                                                                     -------------

DENMARK -- 3.01%
    1,000,000     Denmark Govt., 8.00% due 3/15/06.................        165,415
                                                                     -------------

FRANCE -- 0.77%
       38,112     France OAT,** 6.00% due 10/25/25.................         42,406
                                                                     -------------

GERMANY -- 19.27%
       76,693     Bundesobl, 5.75% due 8/22/00.....................         81,466
       80,000     Bundesobl, 3.25% due 2/17/04.....................         80,367
       59,999     Deutschland Republic, 8.25% due 9/20/01..........         68,213
       35,790     Deutschland Republic, 8.375% due 5/21/01.........         40,302
       62,782     Deutschland Republic, 9.00% due 1/22/01..........         70,387
      200,000     Deutschland Republic, 6.50% due 10/14/05.........        231,423
       35,000     Deutschland Republic, 4.75% due 7/04/08..........         36,687
       76,693     German Unity Fund, 8.50% due 2/20/01.............         85,651
      165,000     Treuhandanstalt, 7.125% due 1/29/03..............        188,798
      146,693     Treuhandanstalt, 7.50% due 9/09/04...............        175,055
                                                                     -------------
                                                                         1,058,349
ITALY -- 0.97%
       50,000     BTPS, 5.00% due 2/15/03**........................         53,382
                                                                     -------------

JAPAN -- 5.97%
    5,000,000     Italy Euroyen, 5.125% due 7/29/03................         48,072
    7,000,000     Italy Euroyen, 3.75% due 6/08/05.................         66,026
   10,000,000     JGB, 3.40% due 3/22/04...........................         91,330
    3,000,000     South Africa, 3.35% due 6/17/04..................         24,340
   10,000,000     Spanish Kingdom Euroyen, 4.75% due 3/14/05.......         98,235
                                                                     -------------
                                                                           328,003
NETHERLANDS -- 1.59%
       10,000     Netherland Govt., 5.75% due 9/15/02..............         10,978
       80,000     Netherland Govt., 3.75% due 7/15/09..............         76,426
                                                                     -------------
                                                                            87,404

     FACE
   AMOUNT*        DESCRIPTION                                        MARKET VALUE
        --------------------------------------------------------------------------

NEW ZEALAND -- 1.89%
       90,000     New Zealand Govt., 8.00% due 4/15/04.............   $     51,050
       90,000     New Zealand Govt., 10.00% due 3/15/02............         52,683
                                                                     -------------
                                                                           103,733
SINGAPORE -- 1.40%
       90,000     Singapore Govt., 3.50% due 2/01/04...............         52,265
       40,000     Singapore Govt., 5.125% due 11/15/04.............         24,537
                                                                     -------------
                                                                            76,802
SWEDEN -- 2.84%
    1,300,000     Sweden Govt., 5.00% due 1/15/04..................        156,093
                                                                     -------------

UNITED KINGDOM -- 3.86%
       70,000     UK Gilt Treasury, 8.00% due 6/10/03..............        120,287
       50,000     UK Gilt Treasury, 10.00% due 9/08/03.............         91,652
                                                                     -------------
                                                                           211,939
URUGUAY -- 0.45%
       45,000     Banco Comercia, 8.25% due 10/04/00...............         24,484
                                                                     -------------

TOTAL GOVERNMENT BONDS.............................................      2,339,565
                                                                     -------------
(Cost $2,475,268)

U.S. GOVERNMENT SPONSORED -- 5.05%
      125,000     Federal National Mortgage Assn., 6.50% due
                      7/01/29......................................        120,586
      132,014     Federal National Mortgage Assn., 7.00% due
                      11/01/27.....................................        130,998
       25,000     Government National Mortgage Assn., 8.00% due
                      7/15/29......................................         25,715
                                                                     -------------

TOTAL U.S. GOVERNMENT SPONSORED....................................        277,299
                                                                     -------------
(Cost $278,117)

U.S. GOVERNMENT SECURITIES -- 6.18%
                  U.S. Inflation Index Bonds
       26,117         3.375% due 1/15/07...........................         25,057
       62,010         3.625% due 7/15/02...........................         61,429
      150,000     U.S. Treasury Notes 4.75% due 11/15/08...........        137,719
       95,000     U.S. Treasury Bonds 8.125% due 5/15/21...........        115,395
                                                                     -------------

TOTAL U.S. GOVERNMENT SECURITIES...................................        339,600
                                                                     -------------
(Cost $344,339)

GLOBAL FIXED
INCOME (CONTINUED)

SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

    SHARES        COMPANY                                            MARKET VALUE
        --------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.39%
          500     Equity Office Properties.........................   $     21,250
                                                                     -------------
(Cost $25,000)

    SHARES        EXPIRATION DATE/EXERCISE PRICE                     MARKET VALUE
        --------------------------------------------------------------------------
CALL OPTIONS PURCHASED -- 0.73%
                  Brazilian Real Cruzeiro
      100,000         Sept 99 / 1.350..............................         25,930
                  French Franc
      625,000         Oct 99 / 108.150.............................            216
                  German Deutschmark
      100,000         Dec 99 / 110.760.............................             21
      175,000         Oct 99 / 115.100.............................             39
      175,000         Nov 99 / 104.900.............................            138
      175,000         Oct 99 / 112.880.............................            102
      105,000         Oct 99 / 112.660.............................            105
       80,000         Jan 00 / 111.260.............................              8
       75,000         Jan 00 / 112.070.............................             15
      100,000         Jan 00 / 112.080.............................             31
       50,000         Feb 00 / 106.990.............................             36
       50,000         Apr 00 / 99.150..............................             77
       50,000         Jun 00 / 96.260..............................            517
                  Japanese Yen
       75,000         Sept 99 / 138.000............................              9
       55,000         Oct 99 / 125.000.............................            467
      100,000         Nov 99 / 127.000.............................            770
       50,000         Nov 99 / 128.000.............................            350
      125,000         Dec 99 / 116.950.............................          4,488
       50,000         Mar 00 / 122.000.............................          1,135
       50,000         Apr 00 / 121.500.............................          1,160
    6,000,000         Apr 00 / 102.550.............................          1,326
   12,000,000         May 00 / 106.68..............................          1,620
   15,000,000         May 00 / 104.66..............................            225
       50,000         Feb 01 / 150.000.............................             90
                  United States Dollar
      100,000         Jul 99 / 101.82..............................             16
       63,000         Sept 99 / 96.500.............................            783
       50,000         Mar 00 / 94.370..............................            599
                                                                     -------------

TOTAL CALL OPTIONS PURCHASED ......................................         40,273
                                                                     -------------
(Cost $80,235)
    SHARES        EXPIRATION DATE/EXERCISE PRICE                     MARKET VALUE
        --------------------------------------------------------------------------

PUT OPTIONS PURCHASED -- 0.44%
                  Euro
       98,420         Apr 00 / 146.70..............................   $     14,645
                  German Deutschmark
       50,000         Aug 99 / 105.060.............................          2,111
       65,000         Jun 00 / 106.000.............................          3,269
                  Italian Lira
  182,500,000         Jul 07 / 107.690.............................            365
   90,000,000         Feb 00 / 105.490.............................             90
                  United States Dollar
      100,000         Dec 99 / 97.780..............................          3,875
                                                                     -------------

TOTAL PUT OPTIONS PURCHASED........................................         24,355
                                                                     -------------
(Cost $34,931)

TOTAL INVESTMENTS -- 98.31%........................................      5,400,336
(Cost $5,718,973)

Other assets less liabilities -- 1.69%.............................         92,690
                                                                     -------------

TOTAL NET ASSETS -- 100.00%........................................   $  5,493,026
                                                                     -------------
                                                                     -------------

THE IDENTIFIED COST OF INVESTMENTS OWNED AT JUNE 30, 1999, WAS THE SAME FOR FEDERAL INCOME TAX AND BOOK PURPOSES. NET UNREALIZED DEPRECIATION FOR FEDERAL INCOME TAX PURPOSES WAS $318,637, WHICH IS COMPRISED OF UNREALIZED APPRECIATION OF $13,652 AND UNREALIZED DEPRECIATION OF $332,289.

 * FACE AMOUNT OF BOND IS REFLECTED IN LOCAL CURRENCY WHILE MARKET VALUE IS REFLECTED IN U.S. DOLLARS.
**   SECURITY IS HELD IN CONNECTION WITH OPEN COVERED CALL OPTIONS AND PUT
     OPTIONS.

MONEY
MARKET

SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

    FACE
   AMOUNT       DESCRIPTION                                        MARKET VALUE
      --------------------------------------------------------------------------
GOVERNMENT SPONSORED -- 100.25%
FEDERAL FARM CREDIT BANKS DISCOUNT NOTES
  $   35,000    4.70% due 7/06/99................................   $     34,977
     150,000    4.72% due 7/15/99................................        149,725
      92,000    4.93% due 9/08/99................................         91,131

FEDERAL HOME LOAN BANK DISCOUNT NOTES
     100,000    4.70% due 7/02/99................................         99,987
     100,000    4.75% due 7/02/99................................         99,987
     100,000    5.00% due 7/02/99................................         99,986

FEDERAL HOME LOAN MORTGAGE CORP. DISCOUNT NOTES
     100,000    4.88% due 7/02/99................................         99,986
      70,000    5.00% due 7/08/99................................         69,932
      70,000    4.90% due 8/16/99................................         69,562
FEDERAL NATIONAL MORTGAGE ASSN. DISCOUNT NOTES
     200,000    4.88% due 7/02/99................................        199,973
     188,000    4.73% due 8/05/99................................        187,135
                                                                   -------------

TOTAL GOVERNMENT SPONSORED.......................................      1,202,381
                                                                   -------------
(Cost $1,202,381)


    FACE
   AMOUNT       DESCRIPTION                                        MARKET VALUE
      --------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.08%
       1,000    State Street Bank and Trust Co.,
                    3.50% due 7/01/99
                    (Collateralized by U.S.
                    Treasury Bills, 8.50%
                    due 2/15/20 with a
                    value of $6,362).............................   $      1,000
                                                                   -------------
(Cost $1,000)
TOTAL INVESTMENTS -- 100.33%.....................................      1,203,381
(Cost $1,203,381)

Other assets less liabilities -- (0.33%).........................         (2,829)
                                                                   -------------

TOTAL NET ASSETS -- 100.00%......................................   $  1,200,552
                                                                   -------------
                                                                   -------------

THE IDENTIFIED COST OF INVESTMENTS OWNED AT JUNE 30, 1999 WAS THE SAME FOR FINANCIAL STATEMENT AND FEDERAL INCOME TAX AND BOOK PURPOSES.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS
AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                             LARGE CAP          LARGE CAP           MID CAP
                                               VALUE             GROWTH             EQUITY
------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (identified
    cost $3,306,677, $2,327,314,
    $2,373,002, $1,716,319, $2,439,775,
    $3,172,069, $2,792,653, $5,718,973,
    and $1,203,381, respectively)......  $       3,679,376  $       3,411,724  $       2,691,001
  Cash.................................            142,710             81,534                450
  Dividends receivable.................              3,200              1,599              2,747
  Interest receivable..................                 --                 --                 19
  Forward foreign currency contracts...                 --                 --                 --
  Receivables for investments sold.....                 --             90,184             16,099
  Other receivables....................                 --                 --                 --
                                         -----------------  -----------------  -----------------
        Total assets...................          3,825,286          3,585,041          2,710,316
                                         -----------------  -----------------  -----------------
LIABILITIES AND NET ASSETS:
  Fees payable.........................              3,864              2,426              1,808
  Options written......................                 --                 --                 --
  Forward foreign currency contracts...                 --                 --                 --
  Deferred interest income.............                 --                 --                 --
  Payable for investments purchased....                 --             53,039            132,158
                                         -----------------  -----------------  -----------------
        Total liabilities..............              3,864             55,465            133,966
                                         -----------------  -----------------  -----------------
NET ASSETS.............................  $       3,821,422  $       3,529,576  $       2,576,350
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in
    capital)...........................  $       3,403,561  $       2,411,958  $       2,332,100
  Undistributed (overdistributed) net
    investment income..................             19,984               (961)             4,706
  Undistributed net realized gain
    (loss) on sale of investments and
    foreign currency transactions......             25,178             34,169            (78,455)
  Net unrealized appreciation
    (depreciation) in value of
    investments and translation of
    assets and liabilities in foreign
    currency...........................            372,699          1,084,410            317,999
                                         -----------------  -----------------  -----------------
NET ASSETS APPLICABLE TO OUTSTANDING
  SHARES...............................  $       3,821,422  $       3,529,576  $       2,576,350
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

Capital shares, $.001 par value
  Authorized...........................        500,000,000        500,000,000        500,000,000
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------
  Outstanding..........................            341,062            233,832            232,356
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------
NET ASSET VALUE PER SHARE..............  $           11.20  $           15.09  $           11.09
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
26

                                          SMALL CAP       GROWTH                   INTERMEDIATE     GLOBAL        MONEY
                                            EQUITY       & INCOME      BALANCED    FIXED INCOME  FIXED INCOME     MARKET
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (identified
    cost $3,306,677, $2,327,314,
    $2,373,002, $1,716,319, $2,439,775,
    $3,172,069, $2,792,653, $5,718,973,
    and $1,203,381, respectively)......  $  1,989,221  $  3,103,363  $  3,009,877  $  2,707,196  $  5,400,336  $  1,203,381
  Cash.................................        76,270       162,424        20,383           479        65,375           617
  Dividends receivable.................           436         5,933         6,309            --            --            --
  Interest receivable..................            --            --        36,510        22,743       118,534            --
  Forward foreign currency contracts...            --            --            --            --        85,638            --
  Receivables for investments sold.....        38,051            --            --            --       289,808            --
  Other receivables....................            --            --            --            --         8,594            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
        Total assets...................     2,103,978     3,271,720     3,073,079     2,730,418     5,968,285     1,203,998
                                         ------------  ------------  ------------  ------------  ------------  ------------
LIABILITIES AND NET ASSETS:
  Fees payable.........................           592         2,331         2,184         1,496         5,180           444
  Options written......................            --            --            --            --        73,600            --
  Forward foreign currency contracts...            --            --            --            --         3,895            --
  Deferred interest income.............            --            --            --            --       163,070            --
  Payable for investments purchased....        51,276        18,237            --       179,950       229,514         3,002
                                         ------------  ------------  ------------  ------------  ------------  ------------
        Total liabilities..............        51,868        20,568         2,184       181,446       475,259         3,446
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS.............................  $  2,052,110  $  3,251,152  $  3,070,895  $  2,548,972  $  5,493,026  $  1,200,552
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in
    capital)...........................  $  2,222,183  $  2,496,164  $  3,079,183  $  2,582,147  $  5,419,821  $  1,200,552
  Undistributed (overdistributed) net
    investment income..................        (3,210)       17,595        75,586        77,348       212,585            --
  Undistributed net realized gain
    (loss) on sale of investments and
    foreign currency transactions......      (439,765)       73,805        78,318       (25,066)       73,595            --
  Net unrealized appreciation
    (depreciation) in value of
    investments and translation of
    assets and liabilities in foreign
    currency...........................       272,902       663,588      (162,192)      (85,457)     (212,975)           --
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS APPLICABLE TO OUTSTANDING
  SHARES...............................  $  2,052,110  $  3,251,152  $  3,070,895  $  2,548,972  $  5,493,026  $  1,200,552
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------

Capital shares, $.001 par value
  Authorized...........................   500,000,000   500,000,000   500,000,000   500,000,000   500,000,000   500,000,000
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Outstanding..........................       228,761       245,801       311,446       257,466       554,220     1,200,552
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE PER SHARE..............  $       8.97  $      13.23  $       9.86  $       9.90  $       9.91  $       1.00
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------  ------------  ------------

STATEMENTS
OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                             LARGE CAP          LARGE CAP           MID CAP
                                               VALUE             GROWTH             EQUITY
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends..........................  $          32,871  $           8,004  $          13,384
    Interest...........................              2,796              5,308                613
    Foreign tax withheld...............               (431)                --                (82)
                                         -----------------  -----------------  -----------------
                                                    35,236             13,312             13,915
                                         -----------------  -----------------  -----------------
  Expenses (Note 2):
    Management fees....................             13,558             12,687              9,771
    Custody and accounting fees........                715                720              8,407
    Professional fees..................              5,083              5,084              5,102
    Directors fees.....................              2,127              2,127              2,169
    Contractholder reports.............              1,001              1,001              1,021
    Other expenses.....................              2,534              2,534              2,173
                                         -----------------  -----------------  -----------------
      Total expenses before
        reimbursement..................             25,018             24,153             28,643
      Less: expense reimbursement......              9,766              9,880             17,129
                                         -----------------  -----------------  -----------------
      Net expenses.....................             15,252             14,273             11,514
                                         -----------------  -----------------  -----------------
      Net investment income (loss).....             19,984               (961)             2,401
                                         -----------------  -----------------  -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY:
  Realized gain (loss) from:
    Investment transactions............             36,107            151,492            (18,203)
    Foreign currency transactions......                 --                 --                 --
    Option contracts written...........                 --                 --                 --
                                         -----------------  -----------------  -----------------
      Net realized gain (loss) from
        investments, options written
        and foreign currency
        transactions...................             36,107            151,492            (18,203)
                                         -----------------  -----------------  -----------------
  Change in net unrealized appreciation
    (depreciation) from:
    Investments........................            390,482            259,643             11,864
    Translation of assets and
      liabilities in foreign
      currencies.......................                 --                 --                 --
                                         -----------------  -----------------  -----------------
    Net unrealized appreciation
      (depreciation)...................            390,482            259,643             11,864
                                         -----------------  -----------------  -----------------
      Net gain (loss) on investments
        and foreign currencies.........            426,589            411,135             (6,339)
                                         -----------------  -----------------  -----------------
      INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS......  $         446,573  $         410,174  $          (3,938)
                                         -----------------  -----------------  -----------------
                                         -----------------  -----------------  -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
28

                                                                                             GLOBAL
                                         SMALL CAP    GROWTH                 INTERMEDIATE     FIXED       MONEY
                                          EQUITY     & INCOME    BALANCED    FIXED INCOME    INCOME      MARKET
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends..........................  $   2,321   $  27,320   $  23,415     $      656   $     656   $      --
    Interest...........................      3,679       1,560      63,101         83,191     168,728      27,538
    Foreign tax withheld...............         --        (159)         --             --          --          --
                                         ---------   ---------   ---------   ------------   ---------   ---------
                                             6,000      28,721      86,516         83,847     169,384      27,538
                                         ---------   ---------   ---------   ------------   ---------   ---------
  Expenses (Note 2):
    Management fees....................      8,333      11,552      10,811          7,402      20,644       2,289
    Custody and accounting fees........      7,170       2,578         692          7,078       9,915       3,850
    Professional fees..................      5,084       5,083       5,129          5,024       5,136       5,113
    Directors fees.....................      2,127       2,127       2,230          2,271       2,236       2,141
    Contractholder reports.............      1,001       1,001       1,049          1,069       1,052       1,007
    Other expenses.....................      2,534       2,534       2,656          2,310       4,140       1,606
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Total expenses before
        reimbursement..................     26,249      24,875      22,567         25,154      43,123      16,006
      Less: expense reimbursement......     17,039      11,879      10,404         15,284      15,732      13,144
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net expenses.....................      9,210      12,996      12,163          9,870      27,391       2,862
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net investment income (loss).....     (3,210)     15,725      74,353         73,977     141,993      24,676
                                         ---------   ---------   ---------   ------------   ---------   ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY:
  Realized gain (loss) from:
    Investment transactions............    139,356     146,023      71,877        (38,760)     86,685          --
    Foreign currency transactions......         --          --          --             --       6,105          --
    Option contracts written...........         --          --          --             --     (15,734)         --
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net realized gain (loss) from
        investments, options written
        and foreign currency
        transactions...................    139,356     146,023      71,877        (38,760)     77,056          --
                                         ---------   ---------   ---------   ------------   ---------   ---------
  Change in net unrealized appreciation
    (depreciation) from:
    Investments........................     54,563     249,154     151,561        (49,342)   (330,274)         --
    Translation of assets and
      liabilities in foreign
      currencies.......................         --          --          --             --     104,090          --
                                         ---------   ---------   ---------   ------------   ---------   ---------
    Net unrealized appreciation
      (depreciation)...................     54,563     249,154     151,561        (49,342)   (226,184)         --
                                         ---------   ---------   ---------   ------------   ---------   ---------
      Net gain (loss) on investments
        and foreign currencies.........    193,919     395,177     223,438        (88,102)   (149,128)         --
                                         ---------   ---------   ---------   ------------   ---------   ---------
      INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS......  $ 190,709   $ 410,902   $ 297,791     $  (14,125)  $  (7,135)  $  24,676
                                         ---------   ---------   ---------   ------------   ---------   ---------
                                         ---------   ---------   ---------   ------------   ---------   ---------

STATEMENTS OF CHANGES
IN NET ASSETS

                                             LARGE CAP VALUE
                                         ------------------------
                                         SIX MONTHS
                                            ENDED
                                           6/30/99    YEAR ENDED
                                         (UNAUDITED)   12/31/98
-----------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).........  $    19,984  $    40,974
  Net realized gain (loss) from
    investments, options and foreign
    currency transactions..............       36,107       38,317
  Net unrealized appreciation of
    investments and translation of
    assets and
    liabilities in foreign currency....      390,482       60,044
                                         -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations.......................      446,573      139,335
DISTRIBUTIONS TO CONTRACTHOLDERS:
  Net investment income................           --      (44,421)
  Net realized gain from investment
    transactions.......................           --      (47,594)
                                         -----------  -----------
    Total distributions to
      contractholders..................           --      (92,015)
CAPITAL SHARE TRANSACTIONS:*
  Shares sold..........................      177,115      650,325
  Reinvested distributions.............           --       92,015
                                         -----------  -----------
                                             177,115      742,340
  Shares repurchased...................      (27,949)      (8,087)
                                         -----------  -----------
    Net increase from capital share
      transactions.....................      149,166      734,253
                                         -----------  -----------
      Net increase (decrease) in net
        assets.........................      595,739      781,573
NET ASSETS:
  Beginning of period..................    3,225,683    2,444,110
                                         -----------  -----------
  End of period........................  $ 3,821,422  $ 3,225,683
                                         -----------  -----------
                                         -----------  -----------
  Undistributed net investment income
    (loss) at end of period............  $    19,984  $        --
                                         -----------  -----------
                                         -----------  -----------
*Fund share transactions:
  Shares sold..........................       17,095       65,647
  Reinvested distributions.............           --        9,555
                                         -----------  -----------
                                              17,095       75,202
  Shares repurchased...................       (2,606)        (773)
                                         -----------  -----------
      Net increase in fund shares......       14,489       74,429
                                         -----------  -----------
                                         -----------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
30

                                             LARGE CAP GROWTH           MID CAP EQUITY           SMALL CAP EQUITY
                                         ------------------------  ------------------------  ------------------------
                                         SIX MONTHS                SIX MONTHS                SIX MONTHS
                                            ENDED                     ENDED                     ENDED
                                           6/30/99    YEAR ENDED     6/30/99    YEAR ENDED     6/30/99    YEAR ENDED
                                         (UNAUDITED)   12/31/98    (UNAUDITED)   12/31/98    (UNAUDITED)   12/31/98
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).........  $      (961) $      (500) $     2,401  $     8,524  $    (3,210) $    (9,650)
  Net realized gain (loss) from
    investments, options and foreign
    currency transactions..............      151,492     (117,323)     (18,203)     (48,813)     139,356     (573,464)
  Net unrealized appreciation of
    investments and translation of
    assets and
    liabilities in foreign currency....      259,643      684,602       11,864      213,717       54,563      269,804
                                         -----------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations.......................      410,174      566,779       (3,938)     173,428      190,709     (313,310)
DISTRIBUTIONS TO CONTRACTHOLDERS:
  Net investment income................           --         (923)          --       (6,592)          --         (768)
  Net realized gain from investment
    transactions.......................           --         (811)          --      (17,578)          --           --
                                         -----------  -----------  -----------  -----------  -----------  -----------
    Total distributions to
      contractholders..................           --       (1,734)          --      (24,170)          --         (768)
CAPITAL SHARE TRANSACTIONS:*
  Shares sold..........................      139,096      275,032      118,692      180,028       75,557      140,968
  Reinvested distributions.............           --        1,734           --       24,169           --          768
                                         -----------  -----------  -----------  -----------  -----------  -----------
                                             139,096      276,766      118,692      204,197       75,557           --
  Shares repurchased...................      (12,837)      (5,169)      (6,018)      (4,756)        (439)      (1,121)
                                         -----------  -----------  -----------  -----------  -----------  -----------
    Net increase from capital share
      transactions.....................      126,259      271,597      112,674      199,441       75,118      140,615
                                         -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net
        assets.........................      536,433      836,642      108,736      348,699      265,827     (173,463)
NET ASSETS:
  Beginning of period..................    2,993,143    2,156,501    2,467,614    2,118,915    1,786,283    1,959,746
                                         -----------  -----------  -----------  -----------  -----------  -----------
  End of period........................  $ 3,529,576  $ 2,993,143  $ 2,576,350  $ 2,467,614  $ 2,052,110  $ 1,786,283
                                         -----------  -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------  -----------
  Undistributed net investment income
    (loss) at end of period............  $      (961) $        --  $     4,706  $     2,305  $    (3,210) $        --
                                         -----------  -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------  -----------
*Fund share transactions:
  Shares sold..........................        9,421       23,665       10,902       18,144        9,292       17,933
  Reinvested distributions.............           --          136           --        2,331           --          101
                                         -----------  -----------  -----------  -----------  -----------  -----------
                                               9,421       23,801       10,902       20,475        9,292       18,034
  Shares repurchased...................         (895)        (397)        (559)        (433)         (55)        (130)
                                         -----------  -----------  -----------  -----------  -----------  -----------
      Net increase in fund shares......        8,526       23,404       10,343       20,042        9,237       17,904
                                         -----------  -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------  -----------

STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)

                                             GROWTH & INCOME
                                         ------------------------
                                         SIX MONTHS
                                            ENDED
                                           6/30/99    YEAR ENDED
                                         (UNAUDITED)   12/31/98
-----------------------------------------------------------------
OPERATIONS:
  Net investment income................  $    15,725  $    31,164
  Net realized gain (loss) from
    investments, options and foreign
    currency transactions..............      146,023      (72,218)
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currency....      249,154      332,012
                                         -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations.......................      410,902      290,958
DISTRIBUTIONS TO CONTRACTHOLDERS:
  Net investment income................           --      (30,378)
  Net realized gain from investment
    transactions.......................           --           --
  Tax return of capital................           --           --
                                         -----------  -----------
    Total distributions to
      contractholders..................           --      (30,378)
CAPITAL SHARE TRANSACTIONS:*
  Shares sold..........................       80,187      380,120
  Reinvested distributions.............           --       30,378
                                         -----------  -----------
                                              80,187       23,801
  Shares repurchased...................       (5,266)      (6,893)
                                         -----------  -----------
    Net increase (decrease) from
      capital share transactions.......       74,921      403,605
                                         -----------  -----------
      Net increase (decrease) in net
        assets.........................      485,823      664,185
NET ASSETS:
  Beginning of period..................    2,765,329    2,101,144
                                         -----------  -----------
  End of period........................  $ 3,251,152  $ 2,765,329
                                         -----------  -----------
                                         -----------  -----------
  Undistributed net investment income
    at end of period...................  $    17,595  $     1,870
                                         -----------  -----------
                                         -----------  -----------
*Fund share transactions:
  Shares sold..........................        6,377       35,979
  Reinvested distributions.............           --        2,720
                                         -----------  -----------
                                               6,377       38,699
  Shares repurchased...................         (413)        (614)
                                         -----------  -----------
      Net increase (decrease) in fund
        shares.........................        5,964       38,085
                                         -----------  -----------
                                         -----------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
32

                                                                      INTERMEDIATE FIXED                                  MONEY
                                                 BALANCED                   INCOME             GLOBAL FIXED INCOME       MARKET
                                         ------------------------  ------------------------  ------------------------  -----------
                                         SIX MONTHS                SIX MONTHS                SIX MONTHS                SIX MONTHS
                                            ENDED                     ENDED                     ENDED                     ENDED
                                           6/30/99    YEAR ENDED     6/30/99    YEAR ENDED     6/30/99    YEAR ENDED     6/30/99
                                         (UNAUDITED)   12/31/98    (UNAUDITED)   12/31/98    (UNAUDITED)   12/31/98    (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income................  $    74,353  $   132,900  $    73,977  $   130,082  $   141,993  $   285,533  $    24,676
  Net realized gain (loss) from
    investments, options and foreign
    currency transactions..............       71,877        6,441      (38,760)      29,696       77,056      136,328           --
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currency....      151,561     (303,573)     (49,342)     (47,397)    (226,184)     (52,157)          --
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations.......................      297,791     (164,232)     (14,125)     112,381       (7,135)     369,704       24,676
DISTRIBUTIONS TO CONTRACTHOLDERS:
  Net investment income................           --     (132,856)          --     (127,884)          --     (271,758)     (24,676)
  Net realized gain from investment
    transactions.......................           --           --           --      (15,985)          --      (30,394)          --
  Tax return of capital................           --           --           --           --           --     (153,753)          --
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total distributions to
      contractholders..................           --     (132,856)          --     (143,869)          --     (455,905)     (24,676)
CAPITAL SHARE TRANSACTIONS:*
  Shares sold..........................      147,740      294,538      168,328      269,098       17,649       15,852      406,724
  Reinvested distributions.............           --      132,856           --      143,869           --      455,905       24,675
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                             147,740      427,394      168,328      412,967       17,649      471,757      431,399
  Shares repurchased...................      (18,193)      (4,447)     (20,661)      (4,087)        (104)      (1,805)    (501,294)
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) from
      capital share transactions.......      129,547      422,947      147,667      408,880       17,545      469,952      (69,895)
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net
        assets.........................      427,338      125,859      133,542      377,392       10,410      383,751      (69,895)
NET ASSETS:
  Beginning of period..................    2,643,557    2,517,698    2,415,430    2,038,038    5,482,616    5,098,865    1,270,447
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
  End of period........................  $ 3,070,895  $ 2,643,557  $ 2,548,972  $ 2,415,430  $ 5,493,026  $ 5,482,616  $ 1,200,552
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
  Undistributed net investment income
    at end of period...................  $    75,586  $     1,233  $    77,348  $     3,371  $   212,584  $    70,592  $        --
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
*Fund share transactions:
  Shares sold..........................       15,666       30,307       16,881       26,057        1,771        1,540      406,724
  Reinvested distributions.............           --       15,253           --       14,445           --       45,911       24,675
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                              15,666       45,560       16,881       40,502        1,771       47,451      431,399
  Shares repurchased...................       (2,008)        (461)      (2,067)        (401)         (10)        (171)    (501,294)
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in fund
        shares.........................       13,658       45,099       14,814       40,101        1,761       47,280      (69,895)
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------


                                         YEAR ENDED
                                          12/31/98
----------------------------------------------------------------
OPERATIONS:
  Net investment income................  $    52,828
  Net realized gain (loss) from
    investments, options and foreign
    currency transactions..............           --
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currency....           --
                                         -----------
    Net increase (decrease) in net
      assets resulting from
      operations.......................       52,828
DISTRIBUTIONS TO CONTRACTHOLDERS:
  Net investment income................      (52,828)
  Net realized gain from investment
    transactions.......................           --
  Tax return of capital................           --
                                         -----------
    Total distributions to
      contractholders..................      (52,828)
CAPITAL SHARE TRANSACTIONS:*
  Shares sold..........................      398,043
  Reinvested distributions.............       52,817
                                         -----------
                                             450,860
  Shares repurchased...................     (199,682)
                                         -----------
    Net increase (decrease) from
      capital share transactions.......      251,178
                                         -----------
      Net increase (decrease) in net
        assets.........................      251,178
NET ASSETS:
  Beginning of period..................    1,019,269
                                         -----------
  End of period........................  $ 1,270,447
                                         -----------
                                         -----------
  Undistributed net investment income
    at end of period...................  $        --
                                         -----------
                                         -----------
*Fund share transactions:
  Shares sold..........................      398,043
  Reinvested distributions.............       52,817
                                         -----------
                                             450,860
  Shares repurchased...................     (199,682)
                                         -----------
      Net increase (decrease) in fund
        shares.........................      251,178
                                         -----------
                                         -----------

NOTES TO FINANCIAL
STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

Investors Mark Series Fund (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company of the series type. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based upon the net asset value of each series. Shares of the Fund are distributed to a variable annuity separate account of Business Men's Assurance Company of America. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATION -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price; securities for which there were no sales reported are valued at the mean between the bid and ask prices; exchange listed options are valued at the last sales price; bonds and other securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board of Directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), securities in the Money Market Portfolio are valued at amortized cost, which approximates market value.

B. OPTIONS -- When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option.

Purchased options are recorded as investments. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

C. FOREIGN CURRENCY TRANSLATION -- All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on current exchange rates at the end of the period. Purchases and sales of investments in securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain or loss of investments in the Statement of Operations.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Global Fixed Income Portfolio may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S. dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

E. EXPENSE LIMITATIONS -- Investors Mark Advisor, LLC. (the Advisor), has voluntarily agreed to pay certain operating expenses in an amount that limits the total operating expenses of the portfolios to an annual rate of .50% of average daily net assets for the Money Market Portfolio; .80% of average daily net assets for the Intermediate Fixed Income Portfolio; .90% of the average daily net assets for Mid Cap Equity, Large Cap Value, Large Cap Growth, Growth & Income and Balanced Portfolios; 1.00% of average daily net assets for the Global Fixed Income Portfolio and 1.05% of average daily net assets for the Small Cap Equity Portfolio. This expense limitation may be modified or terminated at the discretion of the Advisor at any time without notice to contractholders.

F. DISTRIBUTIONS TO CONTRACTHOLDERS -- Distributions to contractholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.

G. FEDERAL INCOME TAXES -- The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required. As of December 31, 1998, the Large Cap Growth, Small Cap Equity, and the Growth & Income Portfolios had an accumulated net realized loss on sales of investments for federal income tax purposes of $103,246, $267,437, and $66,440, respectively, expiring in 2006, which are available to offset future taxable gains.

H. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to contractholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on the identified cost basis.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. ADVISORY FEES

Advisory fees are paid to the Advisor based on an annual percentage of average daily net assets. Listed below are advisory fees as a percentage of average daily net assets.

PORTFOLIO                                ADVISORY FEE
-----------------------------------------------------
Large Cap Value........................       0.80%
Large Cap Growth.......................       0.80%
Mid Cap Equity.........................       0.80%
Small Cap Equity.......................       0.95%
Growth & Income........................       0.80%
Balanced...............................       0.80%
Intermediate Fixed Income..............       0.60%
Global Fixed Income....................       0.75%
Money Market...........................       0.40%

3. INVESTMENT TRANSACTIONS

Investment transactions for the period ended June 30, 1999, (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

                                                       PROCEEDS
PORTFOLIO                                 PURCHASES   FROM SALES
-------------------------------------------------------
Large Cap Value........................  $   316,626  $   168,149
Large Cap Growth.......................    1,367,718    1,081,860
Mid Cap Equity.........................    1,245,872    1,177,734
Small Cap Equity.......................    1,328,141    1,059,184
Growth & Income........................    1,116,010    1,073,786
Balanced...............................      670,745      373,934
Intermediate Fixed Income..............    2,018,630    1,789,132
Global Fixed Income....................    4,809,277    4,479,877

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

4. OPTIONS WRITTEN

The following options written were outstanding for the Global Fixed Income Portfolio as of June 30, 1999:

PUT OPTIONS WRITTEN

ISSUER/CURRENCY                          EXPIRATION DATE   EXERCISE PRICE   NUMBER OF CONTRACTS   MARKET VALUE
---------------------------------------------------------------------------------------------------------------
New Zealand Dollar.....................       Jul-99             62.000              1,900          $    (101)
Japanese Yen...........................       Apr-00             94.058             60,000             (2,556)
Japanese Yen...........................       Apr-00            135.000                650               (494)
Japanese Yen...........................       May-00             98.832            120,000             (6,936)
German Deutschemark....................       Jun-00            106.300                700             (5,307)
Euro...................................       Apr-00            146.700                984            (13,301)
Euro...................................       Jun-00            141.350                984            (13,519)
United States Dollar...................       Apr-00            106.500                500               (455)
United States Dollar...................       Apr-00            104.500                650               (734)
United States Dollar...................       Apr-00            113.750              1,250             (3,688)
United States Dollar...................       May-00            122.000                750             (5,212)
United States Dollar...................       Mar-00             87.250                500             (1,356)
United States Treasury.................       Dec-99             90.340              1,000             (2,719)
                                                                                                  -------------
Total put options outstanding (premiums
  received, $57,006)...................                                                             $ (56,378)
                                                                                                  -------------
                                                                                                  -------------

CALL OPTIONS WRITTEN

ISSUER/CURRENCY                          EXPIRATION DATE   EXERCISE PRICE   NUMBER OF CONTRACTS   MARKET VALUE
---------------------------------------------------------------------------------------------------------------
BRL....................................       Sep-99            1.59000             1,000           $ (12,970)
Japanese Yen...........................       Sep-99          145.00000               750                  (1)
Japanese Yen...........................       Nov-99          142.00000             1,000                 (80)
Japanese Yen...........................       Nov-99          148.50000               500                 (30)
Japanese Yen...........................       Dec-99          130.00000             1,250                (863)
Japanese Yen...........................       Mar-00          140.00000               500                (210)
Japanese Yen...........................       Apr-00          135.00000               500                (200)
Japanese Yen...........................       Apr-99          111.05800            60,000                (354)
Japanese Yen...........................       May-00          114.53200           120,000                (372)
Japanese Yen...........................       Sep-99          125.50000               984              (1,815)
German Deutschemark....................       Oct-99          118.08000             1,750                  --
German Deutschemark....................       Oct-99          117.91000             1,050                  --
German Deutschemark....................       Nov-99          109.70000             1,750                  (9)
French Franc...........................       Oct-99          113.15000             6,250                 (19)
United States Dollar...................       Sep-99           96.03125             1,000                (148)
United States Dollar...................       Mar-00          101.63000               500                (134)
United States Treasury.................       Jul-99          105.00000             1,000                 (16)
                                                                                                  -------------
Total call options outstanding
  (premiums received, $42,156).........                                                             $ (17,221)
                                                                                                  -------------
                                                                                                  -------------

Transactions in options written for the Global Fixed Income Portfolio for the period ended June 30, 1999, were as follows:

                                          NUMBER OF    PREMIUM
                                          CONTRACTS    AMOUNT
---------------------------------------------------------------
PUT OPTIONS WRITTEN
Balance at December 31, 1998...........       32,475  $  33,333
Opened.................................      373,218     71,514
Expired................................       (2,800)    (3,062)
Closed.................................     (213,025)   (44,779)
                                         -----------  ---------
Balance at June 30, 1999...............      189,868  $  57,006
                                         -----------  ---------
                                         -----------  ---------
CALL OPTIONS WRITTEN
Balance at December 31, 1998...........       21,000  $  38,088
Opened.................................      369,734     17,571
Expired................................         (500)    (1,859)
Closed.................................     (190,450)   (11,644)
                                         -----------  ---------
Balance at June 30, 1999...............      199,784  $  42,156
                                         -----------  ---------
                                         -----------  ---------

5. FORWARD FOREIGN CURRENCY CONTRACTS

Following is a summary of forward foreign currency contracts that were outstanding at June 30, 1999 for the Global Fixed Income Portfolio (excluding foreign currency contracts used for purchase and sale settlements):

CONTRACTS TO SELL CURRENCY:

                                                               FOREIGN       AMOUNT TO BE                     NET UNREALIZED
                                            SETTLEMENT        CURRENCY        RECEIVED IN     U.S. $ VALUE     APPRECIATION
                                               DATE        TO BE DELIVERED      U.S. $       AS OF 6/30/99    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
British Pound..........................    7/2/99-11/5/99         417,278     $   669,877      $   658,942      $    10,935
Danish Krone...........................    7/6/99-9/13/99       2,508,728         359,503          350,193            9,310
Euro...................................   6/18/99-9/29/99       1,848,185       1,973,710        1,918,093           55,617
Hong Kong Dollar.......................           1/14/00         433,593          55,000           55,640             (640)
Japanese Yen...........................    7/1/99-5/17/01      67,662,250         571,831          568,957            2,874
New Zealand Dollar.....................   7/15/99-11/5/99         436,767         240,325          232,774            7,551
Poland Zlotty..........................           7/24/00          82,198          19,506           20,934           (1,428)
Singapore Dollar.......................           9/14/99         135,177          79,436           79,948             (512)
Swedish Krona..........................    8/18/99-9/2/99       1,222,876         147,249          145,318            1,931
                                                                             -------------   --------------   ---------------
                                                                              $ 4,116,437      $ 4,030,799      $    85,638
                                                                             -------------   --------------   ---------------
                                                                             -------------   --------------   ---------------

CONTRACTS TO BUY CURRENCY:

                                                              FOREIGN       AMOUNT TO BE                     NET UNREALIZED
                                            SETTLEMENT        CURRENCY         PAID IN       U.S. $ VALUE     APPRECIATION
                                               DATE        TO BE RECEIVED      U.S. $       AS OF 6/30/99    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
British Pound..........................   6/30/99-11/5/99         83,952     $    57,195      $    55,316      $    (1,879)
Danish Krone...........................            8/9/99        346,710          49,594           48,412           (1,182)
Euro...................................    6/30/99-9/7/99        265,215         155,795          154,562           (1,233)
Greek Drachma..........................           9/29/99     15,000,000          49,640           47,122           (2,518)
Japanese Yen...........................   6/29/99-8/17/99     34,462,149         281,234          285,917            4,683
New Zealand Dollar.....................   7/15/99-11/5/99        236,482         128,561          126,093           (2,468)
Poland Zlotty..........................           7/24/00         82,198          20,000           20,934              934
Swedish Krona..........................            7/1/99        416,834          49,327           49,095             (232)
                                                                            -------------   --------------   ---------------
                                                                             $   791,346      $   787,451      $    (3,895)
                                                                            -------------   --------------   ---------------
                                                                            -------------   --------------   ---------------

FINANCIAL
HIGHLIGHTS

                                           LARGE CAP VALUE
                           ------------------------------------------------
CONDENSED DATA FOR A        FOR THE SIX                      FOR THE PERIOD
SHARE OF CAPITAL STOCK      MONTH PERIOD       FOR THE       FROM 11/13/97
OUTSTANDING THROUGHOUT     ENDED 6/30/99      YEAR ENDED     (COMMENCEMENT)
EACH PERIOD                 (UNAUDITED)        12/31/98       TO 12/31/97
---------------------------------------------------------------------------
Net asset value,
  beginning of period....      $   9.88         $     9.69       $  10.00
                           --------------   --------------   --------------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment
      income.............          0.06               0.13           0.02
    Net gains (losses) on
      securities
      (both realized and
      unrealized)........          1.26               0.35          (0.31)
                           --------------   --------------   --------------
  Total income (loss)
    from investment
    operations...........          1.32               0.48          (0.29)
                           --------------   --------------   --------------
  LESS DISTRIBUTIONS:
    Dividends from net
      investment
      income.............            --              (0.14)         (0.02)
    Distributions from
      capital gains......            --              (0.15)            --
                           --------------   --------------   --------------
  Total distributions....            --              (0.29)         (0.02)
                           --------------   --------------   --------------
Net asset value, end of
  period.................      $  11.20         $     9.88       $   9.69
                           --------------   --------------   --------------
                           --------------   --------------   --------------
Total return*............         13.36%              5.03%         (2.86%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands).........      $  3,821         $    3,226       $  2,444
Ratio of expenses to
  average net assets**...          0.90%              0.90%          0.90%
Ratio of net investment
  income (loss) to
  average net assets**...          1.18%              1.44%          2.21%
Ratio of expenses to
  average net assets
  before
  voluntary expense
  reimbursement**........          1.48%              1.55%          2.78%
Ratio of net investment
  income (loss) to
  average net assets
  before voluntary
  expense
  reimbursement**........          0.60%              0.79%          0.33%
Portfolio turnover
  rate*..................             5%                18%            --

 * TOTAL RETURN AND PORTFOLIO TURNOVER RATE NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
38

                                           LARGE CAP GROWTH                                    MID CAP EQUITY
                           ------------------------------------------------   ------------------------------------------------
                            FOR THE SIX                      FOR THE PERIOD    FOR THE SIX                      FOR THE PERIOD
                            MONTH PERIOD       FOR THE       FROM 11/13/97     MONTH PERIOD       FOR THE       FROM 11/13/97
                           ENDED 6/30/99      YEAR ENDED     (COMMENCEMENT)   ENDED 6/30/99      YEAR ENDED     (COMMENCEMENT)
                            (UNAUDITED)        12/31/98       TO 12/31/97      (UNAUDITED)        12/31/98       TO 12/31/97
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period....      $  13.31         $    10.71       $  10.00         $  11.11         $    10.49       $  10.00
                           --------------   --------------   --------------   --------------   --------------   --------------
  INCOME FROM INVESTMENT
    OPERATIONS:
                                     --                 --             --             0.01               0.04           0.02
    Net gains (losses) on
      securities
      (both realized and
      unrealized)........          1.78               2.61           0.71            (0.03)              0.69           0.49
                           --------------   --------------   --------------   --------------   --------------   --------------
  Total income (loss)
    from investment
    operations...........          1.78               2.61           0.71            (0.02)              0.73           0.51
                           --------------   --------------   --------------   --------------   --------------   --------------
  LESS DISTRIBUTIONS:
    Dividends from net
      investment
      income.............            --              (0.01)            --               --              (0.03)         (0.02)
    Distributions from
      capital gains......            --                 --             --               --              (0.08)            --
                           --------------   --------------   --------------   --------------   --------------   --------------
  Total distributions....            --              (0.01)            --               --              (0.11)         (0.02)
                           --------------   --------------   --------------   --------------   --------------   --------------
Net asset value, end of
  period.................      $  15.09         $    13.31       $  10.71         $  11.09         $    11.11       $  10.49
                           --------------   --------------   --------------   --------------   --------------   --------------
                           --------------   --------------   --------------   --------------   --------------   --------------
Total return*............         13.37%             24.35%          7.10%           (0.18%)             7.03%          5.07%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands).........      $  3,530         $    2,993       $  2,157         $  2,576         $    2,468       $  2,119
Ratio of expenses to
  average net assets**...          0.90%              0.90%          0.90%            0.90%              0.90%          0.90%
Ratio of net investment
  income (loss) to
  average net assets**...         (0.06%)            (0.02%)         0.33%            0.19%              0.38%          1.34%
Ratio of expenses to
  average net assets
  before
  voluntary expense
  reimbursement**........          1.52%              1.66%          3.19%            2.24%              2.38%          3.40%
Ratio of net investment
  income (loss) to
  average net assets
  before voluntary
  expense
  reimbursement**........         (0.68%)            (0.78%)        (1.96%)          (1.15%)            (1.10%)        (1.16%)
Portfolio turnover
  rate*..................            33%                49%            --               47%               166%            13%

 * TOTAL RETURN AND PORTFOLIO TURNOVER RATE NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL
HIGHLIGHTS (CONTINUED)


                                             SMALL CAP EQUITY
                            -------------------------------------------------
CONDENSED DATA FOR A         FOR THE SIX                     FOR THE PERIOD
SHARE OF CAPITAL STOCK      MONTH PERIOD        FOR THE      FROM 11/13/97
OUTSTANDING THROUGHOUT      ENDED 6/30/99      YEAR ENDED    (COMMENCEMENT)
EACH PERIOD                  (UNAUDITED)        12/31/98      TO 12/31/97
---------------------------------------------------------------------------
Net asset value,
  beginning of period....      $   8.14         $     9.72       $  10.00
                           --------------   --------------   --------------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income
      (loss).............         (0.01)             (0.05)            --
    Net gains (losses) on
      securities
      (both realized and
      unrealized)........          0.84              (1.53)         (0.28)
                           --------------   --------------   --------------
  Total income (loss)
    from investment
    operations...........          0.83              (1.58)         (0.28)
                           --------------   --------------   --------------
  LESS DISTRIBUTIONS:
    Dividends from net
      investment
      income.............            --                 --             --
    Distributions from
      capital gains......            --                 --             --
                           --------------   --------------   --------------
  Total distributions....            --                 --             --
                           --------------   --------------   --------------
Net asset value, end of
  period.................      $   8.97         $     8.14       $   9.72
                           --------------   --------------   --------------
                           --------------   --------------   --------------
Total return*............         10.20%            (16.22%)        (2.80%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands).........      $  2,052         $    1,786       $  1,960
Ratio of expenses to
  average net assets**...          1.05%              1.05%          1.05%
Ratio of net investment
  income (loss) to
  average net assets**...         (0.37%)            (0.52%)         0.29%
Ratio of expenses to
  average net assets
  before
  voluntary expense
  reimbursement**........          2.99%              2.29%          3.49%
Ratio of net investment
  income (loss) to
  average net assets
  before voluntary
  expense
  reimbursement**........         (2.31%)            (1.76%)        (2.15%)
Portfolio turnover
  rate*..................            59%               132%             8%

 * TOTAL RETURN AND PORTFOLIO TURNOVER RATE NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
40

                                           GROWTH & INCOME                                        BALANCED
                           ------------------------------------------------   ------------------------------------------------
CONDENSED DATA FOR A        FOR THE SIX                      FOR THE PERIOD    FOR THE SIX                      FOR THE PERIOD
SHARE OF CAPITAL STOCK      MONTH PERIOD       FOR THE       FROM 11/13/97     MONTH PERIOD       FOR THE       FROM 11/13/97
OUTSTANDING THROUGHOUT     ENDED 6/30/99      YEAR ENDED     (COMMENCEMENT)   ENDED 6/30/99      YEAR ENDED     (COMMENCEMENT)
EACH PERIOD                 (UNAUDITED)        12/31/98       TO 12/31/97      (UNAUDITED)        12/31/98       TO 12/31/97
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period....      $  11.53         $    10.41       $  10.00         $   8.88         $     9.96       $  10.00
                           --------------   --------------   --------------   --------------   --------------   --------------
  INCOME FROM INVESTMENT
    OPERATIONS:
                                   0.06               0.13           0.02             0.24               0.47           0.06
    Net gains (losses) on
      securities
      (both realized and
      unrealized)........          1.64               1.12           0.40             0.74              (1.08)         (0.04)
                           --------------   --------------   --------------   --------------   --------------   --------------
  Total income (loss)
    from investment
    operations...........          1.70               1.25           0.42             0.98              (0.61)          0.02
                           --------------   --------------   --------------   --------------   --------------   --------------
  LESS DISTRIBUTIONS:
    Dividends from net
      investment
      income.............            --              (0.13)         (0.01)              --              (0.47)         (0.06)
    Distributions from
      capital gains......            --                 --             --               --                 --             --
                           --------------   --------------   --------------   --------------   --------------   --------------
  Total distributions....            --              (0.13)         (0.01)              --              (0.47)         (0.06)
                           --------------   --------------   --------------   --------------   --------------   --------------
Net asset value, end of
  period.................      $  13.23         $    11.53       $  10.41         $   9.86         $     8.88       $   9.96
                           --------------   --------------   --------------   --------------   --------------   --------------
                           --------------   --------------   --------------   --------------   --------------   --------------
Total return*............         14.74%             12.03%          4.25%           11.04%             (6.03%)         0.18%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands).........      $  3,251         $    2,765       $  2,101         $  3,071         $    2,644       $  2,518
Ratio of expenses to
  average net assets**...          0.90%              0.90%          0.90%            0.90%              0.90%          0.90%
Ratio of net investment
  income (loss) to
  average net assets**...          1.09%              1.23%          1.50%            5.50%              5.00%          4.78%
Ratio of expenses to
  average net assets
  before
  voluntary expense
  reimbursement**........          1.72%              1.75%          3.19%            1.67%              1.59%          2.78%
Ratio of net investment
  income (loss) to
  average net assets
  before voluntary
  expense
  reimbursement**........          0.27%              0.38%         (0.79%)           4.73%              4.31%          2.90%
Portfolio turnover
  rate*..................            37%                76%            --               14%                73%            --

 * TOTAL RETURN AND PORTFOLIO TURNOVER RATE NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL
HIGHLIGHTS (CONTINUED)




                                           INTERMEDIATE FIXED
                           ----------------------------------------------------------------------
CONDENSED DATA FOR A        FOR THE SIX                      FOR THE PERIOD
SHARE OF CAPITAL STOCK      MONTH PERIOD        FOR THE       FROM 11/13/97
OUTSTANDING THROUGHOUT       ENDED 6/30       YEAR ENDED     (COMMENCEMENT)
EACH PERIOD                 (UNAUDITED)        12/31/98        TO 12/31/97
---------------------------------------------------------------------------
Net asset value,
  beginning of period....      $   9.95         $    10.06       $  10.00
                           --------------   --------------   --------------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment
      income.............          0.29               0.57           0.07
    Net gains (losses) on
      securities
      (both realized and
      unrealized)........         (0.34)             (0.05)          0.06
                           --------------   --------------   --------------
  Total income (loss)
    from investment
    operations...........         (0.05)              0.52           0.13
                           --------------   --------------   --------------
  LESS DISTRIBUTIONS:
    Dividends from net
      investment
      income.............            --              (0.56)         (0.07)
    Distributions from
      capital gains......            --              (0.07)            --
    Tax return of
      capital............            --                 --             --
                           --------------   --------------   --------------
  Total distributions....            --              (0.63)         (0.07)
                           --------------   --------------   --------------
Net asset value, end of
  period.................      $   9.90         $     9.95       $  10.06
                           --------------   --------------   --------------
                           --------------   --------------   --------------
Total return*............         (0.50%)             5.16%          1.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands).........      $  2,549         $    2,415       $  2,038
Ratio of expenses to
  average net assets**...          0.80%              0.80%          0.80%
Ratio of net investment
  income to average net
  assets**...............          6.00%              5.75%          5.40%
Ratio of expenses to
  average net assets
  before
  voluntary expense
  reimbursement**........          2.04%              1.97%          3.09%
Ratio of net investment
  income to average net
  assets
  before voluntary
  expense
  reimbursement**........          4.76%              4.58%          3.11%
Portfolio turnover
  rate*..................            71%               132%            39%

 * TOTAL RETURN AND PORTFOLIO TURNOVER RATE NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
42

                                         GLOBAL FIXED INCOME                                    MONEY MARKET
                           ------------------------------------------------   ------------------------------------------------
CONDENSED DATA FOR A        FOR THE SIX                      FOR THE PERIOD    FOR THE SIX                      FOR THE PERIOD
SHARE OF CAPITAL STOCK      MONTH PERIOD       FOR THE       FROM 11/13/97     MONTH PERIOD       FOR THE       FROM 11/13/97
OUTSTANDING THROUGHOUT     ENDED 6/30/99      YEAR ENDED     (COMMENCEMENT)   ENDED 6/30/99      YEAR ENDED     (COMMENCEMENT)
EACH PERIOD                 (UNAUDITED)        12/31/98       TO 12/31/97      (UNAUDITED)        12/31/98       TO 12/31/97
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period....      $   9.92         $    10.09       $  10.00         $   1.00         $     1.00       $   1.00
                           --------------   --------------   --------------   --------------   --------------   --------------
  INCOME FROM INVESTMENT
    OPERATIONS:
                                   0.26               0.84           0.09             0.02               0.05           0.01
    Net gains (losses) on
      securities
      (both realized and
      unrealized)........         (0.27)             (0.11)          0.08               --                 --             --
                           --------------   --------------   --------------   --------------   --------------   --------------
  Total income (loss)
    from investment
    operations...........         (0.01)              0.73           0.17             0.02               0.05           0.01
                           --------------   --------------   --------------   --------------   --------------   --------------
  LESS DISTRIBUTIONS:
    Dividends from net
      investment
      income.............            --              (0.54)         (0.08)           (0.02)             (0.05)         (0.01)
    Distributions from
      capital gains......            --              (0.06)            --               --                 --             --
                                     --              (0.30)            --               --                 --             --
                           --------------   --------------   --------------   --------------   --------------   --------------
  Total distributions....            --              (0.90)         (0.08)           (0.02)             (0.05)         (0.01)
                           --------------   --------------   --------------   --------------   --------------   --------------
Net asset value, end of
  period.................      $   9.91         $     9.92       $  10.09         $   1.00         $     1.00       $   1.00
                           --------------   --------------   --------------   --------------   --------------   --------------
                           --------------   --------------   --------------   --------------   --------------   --------------
Total return*............         (0.10%)             7.23%          1.70%            2.16%              5.05%          0.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands).........      $  5,493         $    5,483       $  5,099         $  1,201         $    1,270       $  1,019
Ratio of expenses to
  average net assets**...          1.00%              1.00%          1.00%            0.50%              0.50%          0.50%
Ratio of net investment
  income to average net
  assets**...............          5.18%              5.40%          5.29%            4.31%              4.93%          5.26%
Ratio of expenses to
  average net assets
  before
  voluntary expense
  reimbursement**........          1.57%              1.47%          2.28%            2.80%              2.89%          4.90%
Ratio of net investment
  income to average net
  assets
  before voluntary
  expense
  reimbursement**........          4.61%              4.93%          4.01%            2.01%              2.54%          0.86%
Portfolio turnover
  rate*..................            82%               185%            25%              --                 --             --

 * TOTAL RETURN AND PORTFOLIO TURNOVER RATE NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              43

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE CONTRACTHOLDERS OF INVESTORS MARK SERIES FUND, INC. AND IS NOT TO BE CONSTRUED AS AN OFFERING OF THE SHARES OF THE FUND. SHARES OF THE FUND ARE OFFERED ONLY BY THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA.